ACM CONVERTIBLE SECURITIES FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003
                          As amended December 2, 2003

        This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the ACM Convertible Securities Fund (the "Fund") dated May 1, 2003. This SAI incorporates by reference the predecessor fund's Annual Report to Shareholders for the fiscal year ended December 31, 2002. A free copy of the Prospectus and Semi-Annual or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888) 387-2273.

                                TABLE OF CONTENTS
                                                                          PAGE
DESCRIPTION OF THE TRUST AND FUND ........................................  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS ....  3

INVESTMENT LIMITATIONS ...................................................  6

THE INVESTMENT ADVISOR ...................................................  8

DISTRIBUTION PLAN ........................................................  9

TRUSTEES AND OFFICERS .................................................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE ..................................... 12

DETERMINATION OF SHARE PRICE ............................................. 13

INVESTMENT PERFORMANCE ................................................... 14

STATUS AND TAXATION OF THE FUND .......................................... 16

CUSTODIAN ................................................................ 18

FUND SERVICES ............................................................ 18

ACCOUNTANTS .............................................................. 19

DISTRIBUTOR .............................................................. 19

FINANCIAL STATEMENTS ..................................................... 19





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      DESCRIPTION OF THE TRUST AND FUND

         The ACM Convertible Securities Fund was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002, under the name Ariston Convertible Securities Fund. On January 3, 2002, the Fund acquired all of the assets and liabilities of the Ariston Convertible Securities Fund, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization. On April 30, 1999, the Predecessor Fund acquired the assets and assumed the liabilities of the Lexington Convertible Securities Fund in a tax-free reorganization. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund's investment advisor is Ariston Capital Management Corporation (the "Advisor").

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

         As of April 8, 2003, the following persons may be deemed to beneficially own or hold or record five percent (5%) or more of the Fund:
Charles Schwab & Co. ("Schwab"), 101 Montgomery Street, San Francisco, California 94104 - 27.10%; Joseph B. Mohr, 2157 LA Paz Way, Palm Springs, CA 92264 - 13.24%; Ariston Capital Mgmt Corp, 40 Lake Bellevue Drive, Bellevue, WA 98005 -5.54%

         As of April 8, 2003, the officers and Trustees as a group owned less than one percent of the Fund.


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         For information concerning the purchase and redemption of shares of the
Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectuses. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and "Determination of Share Price" this Statement of
Additional Information.

         The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

         Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.


     ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

         A. High Yield Debt Securities ("Junk Bonds"). The widespread expansion
            ------------------------------------------
of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

         The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield

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securities may contain redemption of call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

         New laws and proposed new laws may have an impact on the market for high yield securities. For example, new legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities and pending proposals designed to limit the use, or tax and other advantages of high yield securities which, if enacted, could have a material effect on the Fund's net asset value and investment practices.

         There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest event if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

         Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with its investment advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so the Fund can meet redemption requests.

         A description of the rating categories is contained in the Appendix.

         B. Warrants. The Fund may invest up to 5% of its total assets at the
            ---------
time of purchase in warrants (not including those acquired in units or attached to other securities). A warrant is a right to purchase common stock at a specific price during a specified period of time. The value of a warrant does

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ot necessarily change with the value of the underlying security. Warrants do not represent any rights to the assets of the issuing company. A warrant becomes worthless unless it is exercised or sold before expiration. Warrants have no voting rights and pay no dividends.

         C. Options Transactions. The Fund may write (sell) covered call options
            ---------------------
and may purchase put and call options on individual securities and securities indices. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to the expiration of the option by making an offsetting purchase of an identical option. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations in a separate account with the custodian. When the Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When the Fund writes a covered call option, it will receive a premium, but will assume the risk of loss should the price of the underlying security fall below the exercise price.

         D. Collateralized Short Sales. The Fund may make short sales of common
            ---------------------------
stocks, provided they are "against the box," i.e., the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable without payment of further consideration into an equal or greater amount of such common stock. The Fund may make a short sale when the Fund manager believes the price of the stock may decline and for tax or other reasons, the Fund manager does not want to sell currently the stock or convertible security it owns. In such case, any decline in the value of the portfolio would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the portfolio would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of its total assets (taken at current value) is held as collateral for such sales at any one time. Short sales against the box are used to defer recognition of capital gains and losses, although the short-term or long-term nature of such gains or losses could be altered by certain provisions of the Internal Revenue Code.

         E. U.S. Government Securities. The Fund may invest in securities issued
            ---------------------------
or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"). U.S. Government Securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of

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principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

         F. Repurchase Agreements. The Fund may invest in repurchase agreements
            ----------------------
fully collateralized by U.S. government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Huntington National Bank (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

         G. Illiquid Securities. Illiquid securities generally include
            --------------------
securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund's illiquid securities policy, which prohibits the Fund from investing in illiquid securities, if such Rule 144A securities are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. The

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Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Advisor will monitor the liquidity of Rule 144A securities in the Fund's holdings under the supervision of the Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been
         ------------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except (a) from a
            ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This
            ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         3. Underwriting. The Fund will not act as underwriter of securities
            -------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This
            ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Fund will not purchase or sell commodities unless
            ------------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Fund will not make loans to other persons, except (a) by
            ------
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. The Fund will not invest 25% or more of its total
            --------------
assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. Diversification. The Fund will not invest in the securities of any
            ----------------
issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the
         ----------------
Trust with respect to the Fund and are Non-Fundamental (see
"Limitations--Fundamental" above).

         1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any
            ---------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. The Fund will not engage in borrowing.
            ----------

         3. Margin Purchases. The Fund will not purchase securities or evidences
            -----------------
of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Short Sales. The Fund will not effect short sales of securities
            ------------
except as described in the Prospectus or Statement of Additional Information.

         5. Options. The Fund will not purchase or sell puts, calls, options or
            --------
straddles except as described in the Prospectus or Statement of Additional Information.

         6. Illiquid Securities. The Fund will not invest in illiquid securities
            --------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

         7. Loans of Portfolio Securities. The Fund will not make loans of
            ------------------------------
portfolio securities.

         8. 80% Investment Policy. Under normal circumstances, at least 80% of
            ----------------------
the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in convertible securities (i.e., convertible into shares of common stock), and common stocks that were convertible securities at the time of purchase. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.


THE INVESTMENT ADVISOR

         The Advisor is Ariston Capital Management Corporation, 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005. As sole shareholder of the Advisor, Richard B. Russell, may be deemed to be a controlling person of the Advisor.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of the non-interested person trustees, extraordinary expenses and 12b-1 fees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of (a) 2.25% of the average value of its daily net assets minus (b) the 12b-1 expenses and fees and expenses of the non-interested person trustees incurred by the Fund. For the fiscal years ended December 31, 2000, 2001 and 2002,the Predecessor Fund paid advisory fees of$523,322, $291,220 and $175,757, respectively.

         The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

         The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

         At the meeting, counsel to the Trust reviewed the Advisor's proposed universal fee of 2.25% minus the amount of 12b-1 expenses, there were none, and the expenses and fees of non-interested Trustees incurred by the Fund. Counsel to the Independent Trustees clarified that the fee paid by the Predecessor Fund to the Advisor for the prior fiscal year was 2.22%, due to the reduction by the amount of the fees and expenses of the non-interested Trustees incurred by the Fund (there were no 12b-1 expenses). Mr. Hippenstiel, an Independent Trustee, noted that the Advisor has a unique management style that is reasonably conservative, and the Advisor is an established investment adviser with 25 years' experience in convertible securities. The Trustees reviewed the Predecessor Fund's performance for the one month ended November 30, 2002 (7.42%), and its performance for the one year ended on that date (21.64%). Mr. Hippenstiel stated that the Fund's one-year performance return primarily was due to the Advisor's focus on technology stocks, which was a function of the marketplace given that primarily technology companies have issued convertible securities in the past year.

         As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

         The Advisor retains the right to use the name "Ariston" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "ACM" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


DISTRIBUTION PLAN

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Fund to pay directly, or reimburse the Advisor or Distributor, for distribution expenses in an amount not to exceed 0.25% of the average daily net assets of the Fund. The Trustees expect that the Plan will significantly enhance the Fund's ability to distribute its shares.

         Under the Plan, the Trust may engage in any activities related to the distribution of the Fund's shares, including without limitation the following:
(a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of shares, or that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services, including, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan.

         The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of a Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Trustess have determined that no 12b-1 payments will be made pursuant to the plan through December 31, 2003.


TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                          Number of Portfolios in
    Name, Age and Address       Position(s) Held with the Fund                             Fund Complex1 Overseen
                                           Complex1               Length of Time Served          by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Gary E. Hippenstiel                         Trustee               Trustee of AmeriPrime              27
600 Jefferson Street                                                Funds since 1995,
Suite 350                                                          AmeriPrime Advisors
Houston, TX  77002                                                Trust since July 2002
                                                                    and Unified Series
Year of Birth:  1947                                               Trust since December
                                                                           2002
------------------------------ ---------------------------------- ----------------------- -------------------------

   ---------------------------------------------------------------- -------------------------------------------------
              Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
   ---------------------------------------------------------------- -------------------------------------------------
   ---------------------------------------------------------------- -------------------------------------------------
   Director,  Vice  President  and  Chief  Investment  Officer  of                        None
   Legacy Trust Company since 1992.
   ---------------------------------------------------------------- -------------------------------------------------
   ---------------------------- ----------------------------------- --------------------------- ---------------------
                                         Position(s) Held               Length of Time Served        Number of
      Name, Age and Address           with the Fund Complex1                                        Portfolios in
                                                                                                   Fund Complex1
                                                                                                   Overseen by Trustee
   ---------------------------- ----------------------------------- --------------------------- ---------------------
   ---------------------------- ----------------------------------- --------------------------- ---------------------
   Stephen A. Little                         Trustee                  Trustee of AmeriPrime              27
   3647 Totem Lane                                                   Funds and Unified Series
   Indianapolis, IN 46208                                           Trust since December 2002
   Year of Birth:  1946                                              and AmeriPrime Advisors
                                                                    Trust since November 2002
   ---------------------------- ----------------------------------- --------------------------- ---------------------
   ---------------------------------------------------------------- -------------------------------------------------
              Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
   ---------------------------------------------------------------- -------------------------------------------------
   ---------------------------------------------------------------- -------------------------------------------------
   President and founder, The Rose, Inc., a registered investment                         None
   advisor, since April 1993.
   ---------------------------------------------------------------- -------------------------------------------------
   ---------------------------- ----------------------------------- -------------------------- ----------------------
                                  Position(s) Held with the Fund                               Number of Portfolios
      Name, Age and Address                  Complex1                 Length of Time Served      in Fund Complex1
                                                                                                Overseen by Trustee
   ---------------------------- ----------------------------------- -------------------------- ----------------------
   ---------------------------- ----------------------------------- -------------------------- ----------------------
   Daniel Condon                             Trustee                  Trustee of AmeriPrime             27
   2385 The Woods Lane                                              Funds and Unified Series
   Lexington, KY 40502                                                Trust since December
                                                                       2002 and AmeriPrime
   Year of Birth:  1950                                               Advisors Trust since
                                                                          November 2002
   ---------------------------- ----------------------------------- -------------------------- ----------------------
   ---------------------------------------------------------------- -------------------------------------------------
              Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
   ---------------------------------------------------------------- -------------------------------------------------
   ---------------------------------------------------------------- -------------------------------------------------
   Vice President and General Manager, International Crankshaft None Inc., an
   automotive equipment manufacturing company, 1990 to present; Trustee, The
   Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
   ---------------------------------------------------------------- -------------------------------------------------
  (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.


         The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The committee was recently established and held no meetings during the year ended December 31, 2002.

         The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee was recently established and held no meetings during the year ended December 31, 2002

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Timothy Ashburn(2)             President, Secretary and Trustee   President and Secretary             27
1104 Buttonwood Court                                               since October 2002;
Lexington, KY  40515                                                 Trustee of Unified
                                                                     Series Trust since
Year of Birth: 1950                                                    October 2002,
                                                                    AmeriPrime Advisors
                                                                    Trust since November
                                                                    2002 and AmeriPrime
                                                                    Funds since December
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------

---------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
---------------------------------------------------------------- -------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------
Chairman of Unified  Financial  Services,  Inc.  since 1989 and          Unified Financial Services, Inc.
Chief  Executive  Officer  from  1989 to 1992 and 1994 to April                     since 1989
2002;  President of Unified  Financial  Services  from November    Director, Unified Financial Securities, Inc.
1997 to April 2000.                                                since 1990, Director, Unified Fund Services,

Inc. since November 2002,.
---------------------------------------------------------------- -------------------------------------------------


---------------------------- ----------------------------------- -------------------------- ----------------------
                                                                                              Number of Portfolios
   Name, Age and Address       Position(s) Held with the Fund      Length of Time Served        in Fund Complex1
                                         Complex1                                              Overseen by Trustee
---------------------------- ----------------------------------- -------------------------- ----------------------
---------------------------- ----------------------------------- -------------------------- ----------------------
Ronald C. Tritschler(3)                   Trustee                  Trustee of AmeriPrime             27
2361 Old Hickory Lane                                            Funds and Unified Series
Lexington, KY 40515                                                Trust since December
                                                                    2002 and AmeriPrime
Year of Birth:  1952                                               Advisors Trust since
                                                                        November 2002
---------------------------- ----------------------------------- -------------------------- ----------------------
    ---------------------------------------------------------------- -------------------------------------------------
               Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
    ---------------------------------------------------------------- -------------------------------------------------
    ---------------------------------------------------------------- -------------------------------------------------
    Chief  Executive  Officer,  Director  and legal  counsel of The                        None
    Webb Companies,  a national real estate  company,  from 2001 to present;  Executive  Vice  President  and  Director of The Webb
    Companies  from 1990 to 2000;  Director,  The  Lexington  Bank, from  1998 to  present;  Director,  Vice  President  and  legal counsel  for The  Traxx  Companies,  an owner and  operator  of convenience stores, from 1989 to present.
    ---------------------------------------------------------------- -------------------------------------------------
    ---------------------------- ----------------------------------- -------------------------- ----------------------
                                   Position(s) Held with the Fund    Length of Time Served      Number of Portfolios
       Name, Age and Address                  Complex1                                            in Fund Complex1
                                                                                                 Overseen by Trustee
    ---------------------------- ----------------------------------- -------------------------- ----------------------
    ---------------------------- ----------------------------------- -------------------------- ----------------------
    Thomas G. Napurano             Treasurer and Chief Financial      Since October 2002 for             N/A
    2424 Harrodsburg Road                     Officer                  AmeriPrime Funds and
    Lexington, KY  40503                                                AmeriPrime Advisors
                                                                       Trust; since December
    Year of Birth:  1941                                              2002 for Unified Series
                                                                               Trust
    ---------------------------- ----------------------------------- -------------------------- ----------------------
    ---------------------------------------------------------------- -------------------------------------------------
               Principal Occupations During Past 5 Years                   Other Directorships Held by Trustee
    ---------------------------------------------------------------- -------------------------------------------------
    ---------------------------------------------------------------- -------------------------------------------------
    Chief Financial Officer and Executive Vice President of                                N/A
    Unified Financial Services, Inc., the parent company of the
    Trust's administrator and principal underwriter; member of the board of directors of Unified Financial Services, Inc. from
    1989 to March 2002.
    ---------------------------------------------------------------- -------------------------------------------------
    ----------------------------- ---------------------------------- ----------------------- -------------------------
                                                                                               Number of Portfolios
       Name, Age and Address              Position(s) Held           Length of Time Served       in Fund Complex(1)
                                             with Trust                                        Overseen by Trustee
    ----------------------------- ---------------------------------- ----------------------- -------------------------


    ----------------------------- ---------------------------------- ----------------------- -------------------------
    Carol Highsmith                      Assistant Secretary          Since December 2002              N/A
    431 N. Pennsylvania St.                                          for AmeriPrime Funds;
    Indianapolis, IN 46204                                            since November 2002
                                                                         for AmeriPrime
    Year of Birth:  1964                                               Advisors Trust and
                                                                      Unified Series Trust
    ----------------------------- ---------------------------------- ----------------------- -------------------------
    ---------------------------------------------------------------- -------------------------------------------------
               Principal Occupations During Past 5 Years                         Other Directorships Held
    ---------------------------------------------------------------- -------------------------------------------------
    ---------------------------------------------------------------- -------------------------------------------------
    Vice President, Compliance of United Fund Services, Inc.                               None
    (November 1994 to present): Vice President and Asst. Secretary of Lindbergh Funds.

    ---------------------------------------------------------------- -------------------------------------------------
    (1)The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
       Trust and the Trust.
    (2)Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an
       "interested  person" of the Trust  because  he is a  director  of
       Unified  Financial  Securities,  Inc.,  the distributor for the Fund.
    (3)Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

         The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of March 31, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Aggregate Dollar Range of Shares of
                                                                                 All Funds Within the Fund Complex(1)
                Trustee                    Dollar Range of Predecessor Fund
                                                        Shares
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gary E. Hippenstiel                                      None                                $1-$10,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Timothy L. Ashburn                                       None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Tritschler                                        None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Stephen Little                                           None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Condon                                            None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
(1)The terms "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
   Trust and the Trust.

         The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the fiscal year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust incurs its pro rata share of expenses based on the number of series in the Trust.

================================= ==================== ===================== =================== ======================
                                                           Pension or
                                                       Retirement Benefits    Estimated Annual    Total Compensation
                                       Aggregate        Accrued As Part of     Benefits Upon      from Trust and Fund
                                     Compensation         Fund Expenses          Retirement             Complex
Independent Trustees                  from Trust*
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee            $6,667                  $0                   $0                 $20,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Stephen A. Little, Trustee              $4,333                  $0                   $0                 $13,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Daniel Condon, Trustee                  $4,333                  $0                   $0                 $13,000

--------------------------------- -------------------- --------------------- ------------------- ----------------------
================================= ==================== ===================== =================== ======================
                                                           Pension or
                                       Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
                                     Compensation       Accrued As Part of     Benefits Upon      from Trust and Fund
Interested Trustees and Officers      from Trust*         Fund Expenses          Retirement             Complex
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Timothy L. Ashburn, Chairman,           $3,667                  $0                   $0                 $11,000
President and Secretary
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee           $3,667                  $0                   $0                 $11,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and             $3,333                  $0                   $0                 $10,000
Treasurer
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Carol J. Highsmith, Assistant            $667                   $0                   $0                 $2,000
Secretary
================================= ==================== ===================== =================== ======================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes adjustment is reasonable.

         For the fiscal years ended December 31, 2000, 2001 and 2002, , the Predecessor Fund paid brokerage fees of $4,122, $1,864 and $80.00, respectively.

         The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.


DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

         Common stocks which are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at the mean between the last bid and ask price except when, in the Advisor's opinion, the mean price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Advisor determines the mean price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         All other securities generally are valued at the mean between the last bid and ask price, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Convertible securities are valued at the greater of the value determined as described in the preceding sentence and the value of the shares of common stock into which the securities are convertible (determined as described in the preceding paragraph). If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

         "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and
                                    redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         The following table provides information regarding the ACM Convertible Securities Fund's performance (for the periods ended December 31, 2002)*:


---------------------------------------------------------------------------------------------------------------------
                                          ACM CONVERTIBLE SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- -------------------- ------------------- --------------------
                                                              1 Year              5 Years             10 Years
------------------------------------------------------- -------------------- ------------------- --------------------
------------------------------------------------------- -------------------- ------------------- --------------------
Average Annual Total Return                                   -29.77%              -1.89%               3.21%
------------------------------------------------------- -------------------- ------------------- --------------------
------------------------------------------------------- -------------------- ------------------- --------------------
Average   Annual   Total   Return   After   Taxes   on        -29.77%              -2.61%               1.89%
Distributions
------------------------------------------------------- -------------------- ------------------- --------------------
------------------------------------------------------- -------------------- ------------------- --------------------
Average   Annual   Total   Return   After   Taxes   on        -18.13%              0.51%                3.14%
Distributions and Redemption
------------------------------------------------------- -------------------- ------------------- --------------------
* Includes performance of the Lexington Convertible Securities Fund.

         The Fund may also advertise performance information (a "non-standardized quotation"), which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

         The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use indices such as the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


Status and Taxation of the Fund

         The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

         If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

         To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:


     o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

     o Diversify its investments in securities within certain statutory limits; and

     o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2002, the Fund had capital loss carryforwards of $4,215,607, of which $354,274 expires in 2008, $2,430,761 expires in 2009, and $1,430,572 expires in 2010.

         The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

         Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

         The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

         If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in

December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

         If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

         The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

         Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashburn, a Trustee and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services. For the fiscal years ended December 31, 2000, 2001 and 2002, Unified received $11,387, $12,345 and $13,111, respectively, from the Advisor on behalf of the Predecessor Fund for these transfer agency services.

         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal years ended December 31, 2000, 2001 and 2002, Unified received $2,290, $19,596 and $16,680, respectively, from the Advisor on behalf of the Predecessor Fund for these accounting services.

         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended December 31, 2000, 2001 and 2002 Unified received $4,993, $34,176 and $31,715.25, respectively, from the Advisor on behalf of the Predecessor Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. ("AFS") which merged with Unified on that date).

ACCOUNTANTS

         The firm of Crowe Chizek & Co., LLP, 3815 River Crossing Parkway, Indianapolis, IN, 46240-0977, has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2003. Crowe Chizek performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy Ashburn, (a Trustee of the Trust) and Thomas G. Napurano, (an officer of the Trust) are a director and officer respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2002. You can obtain the Annual Report or the Semi-Annual Report without charge by calling the Fund at (888) 387-2273.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS
                       STANDARD & POOR'S RATINGS SERVICES

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II. Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

         D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           CORBIN SMALL-CAP VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003
                          As amended December 2, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Corbin Small-Cap Value Fund dated March 1, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, IN 46204 or by calling 1-800-924-6848.

TABLE OF CONTENTS                                                          PAGE
-----------------
DESCRIPTION OF THE TRUST AND FUND..............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK.........................

CONSIDERATIONS.................................................................

INVESTMENT LIMITATIONS.........................................................

THE INVESTMENT ADVISOR.........................................................

TRUSTEES AND OFFICERS..........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................

DETERMINATION OF SHARE PRICE...................................................

ADDITIONAL TAX INFORMATION.....................................................

INVESTMENT PERFORMANCE.........................................................

STATUS AND TAXATION OF THE FUND................................................

CUSTODIAN......................................................................

FUND SERVICES..................................................................

ACCOUNTANTS....................................................................

DISTRIBUTOR....................................................................

FINANCIAL STATEMENTS...........................................................

DESCRIPTION OF THE TRUST AND FUND

     Corbin Small-Cap Value Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

     On January 3, 2003 the Fund acquired all of the assets and liabilities of the Corbin Small-Cap Value Fund, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on June 30, 1997.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 1, 2003, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: National Financial Services CO, Attention Mutual Funds, P.O. Box 3908,Church Street STA, New York, NY 10008 - 39.60%; Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 32.98%.

     As of February 1, 2003, National Financial Services and Charles Schwab & Co. may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund. As a controlling shareholder, they would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of February 1, 2003, the officers and Trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and "Determination of Share Price" in this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies that operate as real estate corporations or that have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     The Fund may invest in foreign equity securities, including, but not limited to, the purchase of American Depository Receipts ("ADRs"). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 5% of its net assets at the time of purchase in foreign securities.

     B. Convertible Securities. A convertible security is a bond or preferred stock that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock, but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible. The advisor expects that generally the convertible securities in which the Fund will invest will be rated at least B by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the advisor.

     In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally, dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's, although there is no minimum rating that a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     D. Foreign Securities. The Fund may invest up to 5% of its net assets in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     E. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     F. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity), and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with US Bank, N.A. or Huntington National Bank (the Fund's custodian), or other banks with assets of $1 billion or more and registered securities dealers determined by the advisor to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     G. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

     H. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. I. II.

     I. Portfolio Turnover. The Fund's portfolio turnover rate increased from 70.56% as of December 31, 2001 to 135.70% for the fiscal year ended December 31, 2002. This increase was caused by the Adviser's increased purchases and sales of portfolio securities in response to the volatile market conditions that existed during this period. High portfolio turnover results in corresponding greater brokerage commission expenses and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes. The Fund's increased portfolio turnover is a reflection of current market conditions and does not reflect not a change in the Adviser's management style.


INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

     8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired, or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund, except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. 80% Investment Policy. Under normal circumstances, at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in small capitalization stocks. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Corbin & Company, 3113 South University Drive, Suite 500, Fort Worth, Texas 76109 (the "Advisor"). David A. Corbin may be deemed to be a controlling person of the Advisor due to his ownership of shares of the corporation, and his position as Chairman and President of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the Predecessor Fund paid advisory fees of $33,423, $30,552 and $245,955, respectively.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and noted that the Advisor's agreement to reimburse the expenses and fees of the Independent Trustees incurred by the Fund would end on February 28, 2003. The Trustees reviewed the Predecessor Fund's performance for the one year and three years ended November 30, 2002. Mr. Hippenstiel stated that the Predecessor Fund's performance was good compared to the performance of the S&P
500. He also stated that the Advisor had survived the "value trap" in 1998 and 1999 and had received favorable press reviews recently. Finally, Mr. Hippenstiel noted that the Predecessor Fund had increased its assets under the Advisor's management.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Corbin" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Corbin" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                          Number of Portfolios in
    Name, Age and Address       Position(s) Held with the Fund                             Fund Complex1 Overseen
                                           Complex1               Length of Time Served          by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Gary E. Hippenstiel                         Trustee                 Trustee of Unified               27
600 Jefferson Street                                                Series Trust since
Suite 350                                                             December 2002,
Houston, TX  77002                                                   AmeriPrime Funds
                                                                      since 1995 and
Year of Birth:  1947                                               AmeriPrime Advisors
                                                                  Trust since July 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Director,  Vice President and Chief Investment Officer of Legacy                        None
Trust Company since 1992.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Length of Time
Served Number of Portfolios in
    Name, Age and Address                  Complex1                                            Fund Complex1
                                                                                            Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Stephen A. Little                           Trustee                 Trustee of Unified               27
3647 Totem Lane                                                      Series Trust and
Indianapolis, IN 46208                                               AmeriPrime Funds
Year of Birth:  1946                                               since December 2002
                                                                      and AmeriPrime
                                                                   Advisors Trust since
                                  November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
President and founder,  The Rose, Inc., a registered  investment                        None
advisor, since April 1993.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Number of
Portfolios in
    Name, Age and Address                  Complex1               Length of Time Served     Fund Complex1 Overseen
                                                                                                 by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Daniel Condon                               Trustee                 Trustee of Unified               27
2385 The Woods Lane                                                  Series Trust and
Lexington, KY 40502                                                  AmeriPrime Funds
                                                                   since December 2002
Year of Birth:  1950                                                  and AmeriPrime
                                                                   Advisors Trust since
                                                                      November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Vice President and General Manager, International Crankshaft None Inc., an
automotive equipment manufacturing company, 1990 to present; Trustee, The
Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
----------------------------------------------------------------- -------------------------------------------------
(1)  The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
     Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs.  Ashburn,  Hippenstiel,
Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The committee was recently established and held no meetings during the year ended December 31, 2002.

     The Trust's audit committee consists of Messrs. Little, Condon, and Hippenstiel. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee was recently established and held no meetings during the year ended December 31, 2002

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Timothy Ashburn(2)              Chairman, President, Secretary    President and Secretary             27
1104 Buttonwood Court                    and Trustee                since October 2002;
---------------------
Lexington, KY  40515                                                 Trustee of Unified
--------------------
                                                                     Series Trust since
Year of Birth: 1950                                                    October 2002,
                                                                    AmeriPrime Advisors
                                                                    Trust since November
                                                                    2002 and AmeriPrime
                                                                    Funds since December
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chairman  of Unified  Financial  Services,  Inc.  since 1989 and    Director, Unified Financial Securities, Inc.
Chief  Executive  Officer  from  1989 to 1992  and 1994 to April                     since 1990
2002;  President of Unified  Financial  Services  from  November    Chairman, Unified Fund Services, Inc. since
1997 to April 2000.                                                                November 2002
                                                                     Chairman, Unified Financial Services, Inc.
                                                                                     since 1989
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Ronald C. Tritschler(3)                    Trustee                   Trustee of Unified               27
2361 Old Hickory Lane                                                 Series Trust and
Lexington, KY 40515                                                AmeriPrime Funds since
                                                                     December 2002 and
Year of Birth:  1952                                                AmeriPrime Advisors
                                                                    Trust since November
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------

----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Executive Officer,  Director and legal counsel of The Webb                        None
Companies,   a  national  real  estate  company,  from  2001  to
present;  Executive  Vice  President  and  Director  of The Webb
Companies from 1990 to 2000; Director,  The Lexington Bank, from
1998 to present;  Director, Vice President and legal counsel for
The  Traxx  Companies,  an owner  and  operator  of  convenience stores, from 1989 to present.
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
                                Position(s) Held with the Fund Length of Time
Served Number of Portfolios
   Name, Age and Address                   Complex1                                            in Fund Complex1
                                                                                             Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Thomas G. Napurano              Treasurer and Chief Financial     Since December 2002 for            N/A
2424 Harrodsburg Road                      Officer                 Unified Series Trust;
Lexington, KY  40503                                               since October 2002 for
                                                                    AmeriPrime Funds and
Year of Birth:  1941                                                AmeriPrime Advisors
                                                                           Trust
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Financial  Officer and Executive Vice President of Unified                        N/A
Financial  Services,  Inc.,  the parent  company of the  Trust's administrator and principal underwriter;  member of the board of directors  of  Unified  Financial  Services,  Inc.  from 1989 to
March 2002.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                            Number of Portfolios
    Name, Age and Address       Position(s) Held with the Fund    Length of Time Served       in Fund Complex(1)
                                           Complex1                                         Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Carol Highsmith                       Assistant Secretary          Since November 2002              N/A
431 N. Pennsylvania St.                                             for Unified Series
Indianapolis, IN 46204                                             Trust and AmeriPrime
                                                                  Advisors Trust; since
Year of Birth:  1964                                                December 2002 for
                                                                     AmeriPrime Funds
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                          Other Directorships Held
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Secretary  and  Vice  President,   Compliance  of  Unified  Fund                        None
Services,  Inc.  (November 1994 to present);  Vice President and
Asst.   Secretary  of  Lindbergh  Funds;   Asst.   Secretary  of
AmeriPrime Funds and AmeriPrime  Advisors Trust (October 2002 to
present).

----------------------------------------------------------------- -------------------------------------------------

(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.
(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Fund.
(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The following table provides information regarding shares of the Predecessor Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2002.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Aggregate Dollar Range of Shares of
                                                                                 All Funds Within the Fund Complex(1)
                Trustee                       Dollar Range of Fund Shares
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gary E. Hippenstiel                                      None                                $1-$10,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Timothy L. Ashburn                                       None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Tritschler                                        None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Stephen Little                                           None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Condon                                            None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
(1)  As of October 21, 2002, the terms "Fund Complex" refers to AmeriPrime
     Funds, AmeriPrime Advisors Trust and the Trust.



     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the fiscal year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays its pro rata share of expenses based on the number of series in the Trust.


================================= ==================== ===================== =================== ======================
                                   Pension or
                                                       Retirement Benefits    Estimated Annual    Total Compensation
                                       Aggregate        Accrued As Part of     Benefits Upon      from Trust and Fund
                                     Compensation         Fund Expenses          Retirement             Complex
                                      from Trust*
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee            $6,667                  $0                   $0                 $20,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Timothy L. Ashburn, Chairman,           $3,667                  $0                   $0                 $11,000
President and Secretary
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee           $3,667                  $0                   $0                 $11,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Stephen A. Little, Trustee              $4,333                  $0                   $0                 $13,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Daniel Condon, Trustee                  $4,333                  $0                   $0                 $13,000

--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and             $3,333                  $0                   $0                 $10,000
Treasurer
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Carol J. Highsmith, Assistant            $667                   $0                   $0                 $2,000
Secretary
================================= ==================== ===================== =================== ======================


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Predecessor Fund directed to brokers $27,156,978 (on which commissions were $91,490) during the fiscal year ended October 31, 2002.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter, and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated by random client selection, grouping discretionary and non-discretionary accounts, and in a manner to reduce custodian transaction costs. For the fiscal years ended October 31, 2000, 2001 and 2002, the Predecessor Fund paid brokerage commissions of $25,738, $21,356 and $230,172, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price) see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     For additional information about the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

Redemption In-Kind

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2002, the Fund had net capital loss carryforwards of $226,494, which will expire on October 31, 2007.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

1. Average Annual Total Return (After Taxes on Distributions):

                  P(1+T)n = ATVd

Where:     P     = a hypothetical $1,000 initial investment
           T     = average annual total return (after taxes on distributions).
           n     = number of years
           ATVd = ending value, after taxes on fund distribution but not after taxes on redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or stated ten years, the time period since the date of the initial public offering of shares will be substituted for the periods.

2. Average Annual Total Return (After Taxes on Distributions and Redemption as defined by the SEC is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value according to the following formula:

                  P(1+T)n = ATVdr

Where:     P        = a hypothetical $1,000 initial investment
           T        = average annual total return (after taxes on distributions)
           n        = number of years
           ATVdr    = ending value, after taxes on fund distributions and
                      redemptions, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period and that. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The following table provides information regarding the Predecessor Fund's performance for the fiscal year ended October 31, 2002:

   ---------------------------------------------------------------------------------------------------------------------------------
                                                       Corbin Small-Cap Value Fund
   ---------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
                                                                        One Year                Five Year        Since Inception(1)
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   Average Annual Total Return                                          -13.92%                  -7.49%                 -5.30%
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------

   Average Annual Total Return After Taxes on Distributions             -13.92%                  -7.95%                 -5.75%
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   Average Annual Total Return After Taxes on Distributions                                                             -4.28%
   and Redemptions                                                      -10.31%                  -4.16%
   ------------------------------------------------------------ ------------------------- ---------------------- -------------------
   (1)June 30, 1997


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Russell 2000 Index or the S&P 600 Small-Cap Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

Status and Taxation of the Fund

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities within certain statutory limits;
     and
o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashburn, a Trustee and certain other officers of the Trust, are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing fund accounting services to the Predecessor Fund on November 1, 1998. For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $10,100 $10,432 and $25,153, respectively, from the Advisor on behalf of the Predecessor Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $27,500, $29,282 and $33,080, respectively, from the Advisor on behalf of the Predecessor Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of Crowe Chizek & Co., LLP, 3815 River Crossing Parkway, Indianapolis, Indiana 46240-0977, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2003. Crowe Chizek performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy L. Ashburn, (a Trustee and officer of the Trust) and Thomas G. Napurano, (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002 and its Semi-Annual Report to Shareholders for the six months ended May 31, 2002. You can obtain the Annual Report and the Semi-Annual Report without charge by calling the Fund at 1-800-924-6848.

                                GJMB GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                June 9, 2003
                          As amended December 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GJMB Growth Fund dated June 9, 2003. This SAI incorporates by reference the Fund's annual report to shareholders for the fiscal year ended December 31, 2002. A free copy of the Prospectus or the annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888) 912-4562.

                                TABLE OF CONTENTS


                                                                            Page


DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISOR.........................................................7

TRUSTEES AND OFFICERS..........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12

SALES AT NET ASSET VALUE......................................................13

DETERMINATION OF SHARE PRICE..................................................13

INVESTMENT PERFORMANCE........................................................14

STATUS AND TAXATION OF THE FUND...............................................17

CUSTODIAN.....................................................................18

FUND SERVICES.................................................................18

ACCOUNTANTS...................................................................19

DISTRIBUTOR...................................................................19

FINANCIAL STATEMENTS..........................................................19

DESCRIPTION OF THE TRUST AND THE FUND

     The GJMB Growth Fund (the "Fund") was organized as a non-diversified series of Unified Series Trust (the "Trust") on December 18, 2002 and commenced operations on January 3, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Gamble, Jones Morphy & Bent (the "Advisor").

     On January 3, 2003, the Fund acquired all of the assets and liabilities of the GJMB Growth Fund, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

     As of March 31, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Predecessor Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94102 - 96.11%.

     As of March 31, 2003, Charles Schwab & Co. may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Predecessor Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

     As of March 31, 2003, the Trustees and officers as a group beneficially owned less than 1% of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.


      ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains additional information about the investments the Fund may make and some of the techniques it may use.

     A. EQUITY SECURITIES. The Fund may invest in equity securities, which include common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants), American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR"), Global Depositary Receipts ("GDRs"), and investment companies which invest primarily in the above. Common stock, the most familiar type, represent an equity (ownership) interest in a corporation. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Fund will not invest more than 5% of its net assets at the time of purchase in rights, warrants or convertible stock. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate. The Fund may invest up to 5% of its net assets in each of the following: convertible preferred stock; rights; and warrants. The Fund will only invest in those convertible preferred stocks rated A or better by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Advisor.

     The Fund may invest in foreign companies by purchasing ADRs, EDRs, GDRs and index products like World Equity Benchmark Shares ("WEBS"). ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (MSCI) index. The Fund will not invest in foreign companies located in undeveloped or emerging markets.

     To the extent the Fund invests in ADRs, EDRs, GDRs or foreign index products, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

     B. AMERICAN DEPOSITARY RECEIPTS. The Fund may invest up to 15% of its assets in ADRs. An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT LIMITATIONS

     Fundamental.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1.  BORROWING  MONEY.  The Fund will not borrow money,  except from:  (a) a
         ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  SENIOR  SECURITIES.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL  ESTATE.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  COMMODITIES.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS.  The Fund will not make loans to other  persons,  except:  (a) by
        -----
loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  PLEDGING.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  BORROWING.  The Fund will not engage in  borrowing  (including  reverse
         ---------
repurchase agreements).

     3. MARGIN PURCHASES.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. SHORT SALES. The Fund will not effect short sales of securities.
        -----------

     5.  OPTIONS.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles, except as described in the Prospectus and the Statement of Additional Information.

     6. ILLIQUID SECURITIES. The Fund will not purchase illiquid securities
        -------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.




THE INVESTMENT ADVISOR

     The Fund's investment advisor is Gamble, Jones, Morphy & Bent. The Advisor is a corporation organized in the state of California in 1990, and is the business successor to a firm registered as an investment advisor since 1956. Thomas S. Jones, President, and Christopher E. Morphy, Executive Vice-President of the Advisor, own a majority of the Advisor's shares and may be deemed to have controlling interests.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2002, fiscal period July 1, 2001 through December 31, 2001 and for the twelve months ended June 30, 2001, the Predecessor Fund paid advisory fees of $140,601, $72,498 and $159,690, respectively. The Advisor has contractually agreed to reimburse the Fund for the fees and expenses of the non-interested person Trustees incurred by the Fund through October 31, 2004.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Advisor provide the Board with copies of the Advisor's most recent financial statements, a description of the Advisor's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The materials prepared by the Advisor were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor, and the Advisor's agreement to reimburse the expenses and fees of the Independent Trustees incurred by the Fund through October 31, 2003. The Trustees reviewed the Predecessor Fund's performance for the one year and three years ended November 30, 2002. Mr. Hippenstiel stated that the Advisor has been a long-time Advisor to the Predecessor Fund and that the Advisor was a solid money manager. He also noted that the performance of the Predecessor Fund exceeded the performance of the S&P 500 by 500 basis points.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "GJMB" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "GJMB" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                                                                                   Number of Portfolios
            Name, Age and Address       Position(s) Held with the Fund                               in Fund Complex1
                                                   Complex1               Length of Time Served     Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Gary E. Hippenstiel                         Trustee                 Trustee of Unified              27
        600 Jefferson Street                                                Series Trust since
        Suite 350                                                             December 2002,
        Houston, TX  77002                                                   AmeriPrime Funds
                                                                              since 1995 and
        Year of Birth:  1947                                               AmeriPrime Advisors
                                                                          Trust since July 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Director,  Vice President and Chief Investment Officer of Legacy                       None
        Trust Company since 1992.
        ----------------------------------------------------------------- ------------------------------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                        Position(s) Held with the Fund    Length of Time Served Number of Portfolios in
            Name, Age and Address                  Complex1                                            Fund Complex1
                                                                                                    Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Stephen A. Little                           Trustee                 Trustee of Unified              27
        3647 Totem Lane                                                      Series Trust and
        Indianapolis, IN 46208                                               AmeriPrime Funds
        Year of Birth:  1946                                               since December 2002
                                                                              and AmeriPrime
                                                                           Advisors Trust since
                                  November 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        President and founder,  The Rose, Inc., a registered  investment                       None
        advisor, since April 1993.
        ----------------------------------------------------------------- ------------------------------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                        Position(s) Held with the Fund     Number of Portfolios
            Name, Age and Address                  Complex1               Length of Time Served      in Fund Complex1
                                                                                                    Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Daniel Condon                               Trustee                 Trustee of Unified              27
        2385 The Woods Lane                                                  Series Trust and
        Lexington, KY 40502                                                  AmeriPrime Funds
                                                                           since December 2002
        Year of Birth:  1950                                                  and AmeriPrime
                                                                           Advisors Trust since
                                                                              November 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Vice President and General Manager, International Crankshaft None Inc.,
        an automotive equipment manufacturing company, 1990 to present; Trustee,
        The Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
        ----------------------------------------------------------------- ------------------------------------------------
         (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
             Advisors Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Trust was recently established in December 2002, and as a result the Valuation Committee held no meetings during the year ended December 31, 2002.

     The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Trust was recently established in December 2002, and as a result the Audit Committee held no meetings during the year ended December 31, 2002

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                                                                                    Number of Portfolios
           Name, Age and Address        Position(s) Held with the Fund     Length of Time Served      in Fund Complex1
                                                   Complex1                                          Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Timothy Ashburn(2)             President, Secretary and Trustee   President and Secretary            27
        1104 Buttonwood Court                                               since October 2002;
        ---------------------
        Lexington, KY  40515                                                 Trustee of Unified
        --------------------
                                                                             Series Trust since
        Year of Birth: 1950                                                    October 2002,
                                                                            AmeriPrime Advisors
                                                                            Trust since November
                                                                            2002 and AmeriPrime
                                                                            Funds since December
                                                                                    2002
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chairman  of Unified  Financial  Services,  Inc.  since 1989 and    Chairman, Unified Financial Services, Inc.
        Chief  Executive  Officer  from  1989 to 1992  and 1994 to April                    since 1989
        2002;  President of Unified  Financial  Services  from  November   Director, Unified Financial Securities, Inc.
        1997 to April 2000.                                                                 since 1990,
                                                                            Director, Unified Fund Services, Inc. since
                                                                                          November 2002.
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                                                                                    Number of Portfolios
           Name, Age and Address        Position(s) Held with the Fund     Length of Time Served      in Fund Complex1
                                                   Complex1                                          Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Ronald C. Tritschler(3)                    Trustee                   Trustee of Unified              27
        2361 Old Hickory Lane                                                 Series Trust and
        Lexington, KY 40515                                                AmeriPrime Funds since
                                                                             December 2002 and
        Year of Birth:  1952                                                AmeriPrime Advisors
                                                                            Trust since November
                                                                                    2002
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chief Executive Officer,  Director and legal counsel of The Webb                       None
        Companies,   a  national  real  estate  company,  from  2001  to
        present;  Executive  Vice  President  and  Director  of The Webb
        Companies from 1990 to 2000; Director,  The Lexington Bank, from
        1998 to present;  Director, Vice President and legal counsel for
        The  Traxx  Companies,  an owner  and  operator  of  convenience stores, from 1989 to present.
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                        Position(s) Held with the Fund     Length of Time Served Number of Portfolios
           Name, Age and Address                   Complex1                                           in Fund Complex1
                                                                                                     Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Thomas G. Napurano              Treasurer and Chief Financial     Since December 2002 for            N/A
        2424 Harrodsburg Road                      Officer                 Unified Series Trust;
        Lexington, KY  40503                                               since October 2002 for
                                                                            AmeriPrime Funds and
        Year of Birth:  1941                                                AmeriPrime Advisors
                                                                                   Trust
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chief Financial  Officer and Executive Vice President of Unified                        N/A
        Financial  Services,  Inc.,  the parent  company of the  Trust's administrator and principal underwriter;  member of the board of directors  of  Unified  Financial  Services,  Inc.  from 1989 to
        March 2002.
        ----------------------------------------------------------------- ------------------------------------------------

        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                                                                                   Number of Portfolios
            Name, Age and Address              Position(s) Held           Length of Time Served      in Fund Complex(1)
                                                  with Trust                                        Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Carol Highsmith                       Assistant Secretary          Since November 2002              N/A
        431 N. Pennsylvania St.                                             for Unified Series
        Indianapolis, IN 46204                                             Trust and AmeriPrime
                                                                          Advisors Trust; since
        Year of Birth:  1964                                                December 2002 for
                                                                             AmeriPrime Funds
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                         Other Directorships Held
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Vice President, Compliance of United Fund Services, Inc.                               None
        (November 1994 to present):  Vice President and Asst.  Secretary of Lindbergh Funds.

        ----------------------------------------------------------------- ------------------------------------------------

(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
    Trust and the Trust.
(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Fund.
(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The following table provides information regarding shares of the Predecessor Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2002.


        ====================================== ================================== =========================================
                                                                                  Aggregate Dollar Range of Shares of All
                                                                                       Funds Within the Fund Complex(1)
                       Trustee                 Dollar Range of Predecessor Fund
                                                            Shares
        -------------------------------------- ---------------------------------- -----------------------------------------
        -------------------------------------- ---------------------------------- -----------------------------------------
        Gary E. Hippenstiel                                  None                               $1 - $10,000
        -------------------------------------- ---------------------------------- -----------------------------------------
        -------------------------------------- ---------------------------------- -----------------------------------------
        Timothy L. Ashburn                                   None                                   None
        -------------------------------------- ---------------------------------- -----------------------------------------
        -------------------------------------- ---------------------------------- -----------------------------------------
        Ronald Tritschler                                    None                                   None
        -------------------------------------- ---------------------------------- -----------------------------------------
        -------------------------------------- ---------------------------------- -----------------------------------------
        Stephen Little                                       None                                   None
        -------------------------------------- ---------------------------------- -----------------------------------------
        -------------------------------------- ---------------------------------- -----------------------------------------
        Daniel Condon                                        None                                   None
        ====================================== ================================== =========================================

      (1) The terms "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
          Advisors Trust and the Trust.


     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the Fund's fiscal year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust incurs its pro rata share of expenses based on the number of series in the Trust.

=============================== ===================== ==================== =================== =====================
                                                          Pension or
                                     Aggregate            Retirement        Estimated Annual    Total Compensation
                                    Compensation       Benefits Accrued      Benefits Upon     from Trust and Fund
     Independent Trustees           from Trust*         As Part of Fund        Retirement            Complex
                                                           Expenses
------------------------------- --------------------- -------------------- ------------------- ---------------------

Gary E. Hippenstiel, Trustee           $6,667                 $0                   $0                $20,000
------------------------------- --------------------- -------------------- ------------------- ---------------------

------------------------------- --------------------- -------------------- ------------------- ---------------------

------------------------------- --------------------- -------------------- ------------------- ---------------------
------------------------------- --------------------- -------------------- ------------------- ---------------------

Stephen A. Little, Trustee             $4,333                 $0                   $0                $13,000
------------------------------- --------------------- -------------------- ------------------- ---------------------
------------------------------- --------------------- -------------------- ------------------- ---------------------

Daniel Condon, Trustee                 $4,333                 $0                   $0                $13,000

------------------------------- --------------------- -------------------- ------------------- ---------------------
=============================== ===================== ==================== =================== =====================
                                                          Pension or
                                     Aggregate            Retirement        Estimated Annual    Total Compensation
 Non-Independent Trustees and       Compensation       Benefits Accrued      Benefits Upon     from Trust and Fund
           Officers                 from Trust*         As Part of Fund        Retirement            Complex
                                                           Expenses
------------------------------- --------------------- -------------------- ------------------- ---------------------

Timothy L. Ashburn, Trustee,           $3,667                 $0                   $0                $11,000
President and Secretary
------------------------------- --------------------- -------------------- ------------------- ---------------------

Ronald C. Tritschler, Trustee          $3,667                 $0                   $0                $11,000
------------------------------- --------------------- -------------------- ------------------- ---------------------
------------------------------- --------------------- -------------------- ------------------- ---------------------

Thomas G. Napurano, CFO and            $3,333                 $0                   $0                $10,000
Treasurer
------------------------------- --------------------- -------------------- ------------------- ---------------------
------------------------------- --------------------- -------------------- ------------------- ---------------------

Carol J. Highsmith, Assistant           $667                  $0                   $0                 $2,000
Secretary
=============================== ===================== ==================== =================== =====================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal period July 1, 2001 (commencement of the Predecessor Fund's new fiscal year) through December 31, 2001, no brokerage transactions were directed by the Predecessor Fund to any brokers because of research services provided by the broker.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

     For the fiscal year ended December 31, 2002 and for the fiscal period July 1, 2001 through December 31, 2001, for the twelve months ended June 30, 2002, the Predecessor Fund paid brokerage commissions of $23,714.50, $8,150, $12,804, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

                          DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions) n = number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Predecessor Fund's performance:

       ----------------------------------------------- ----------------------------- ---------------------------------------
                                                          One Year Period ended             Period December 31, 1998
       GJMB Growth Fund                                     December 31, 2002         (commencement of operations) through
                                                                                               December 31, 2002
       ----------------------------------------------- ----------------------------- ---------------------------------------
       ----------------------------------------------- ----------------------------- ---------------------------------------
       Average Annual Total Return                               -14.70%                             -3.61%
       ----------------------------------------------- ----------------------------- ---------------------------------------
       ----------------------------------------------- ----------------------------- ---------------------------------------
       Average Annual Total Return After Taxes on
       Distributions                                             -14.70%                             -3.88%
       ----------------------------------------------- ----------------------------- ---------------------------------------
       ----------------------------------------------- ----------------------------- ---------------------------------------
       Average Annual Total Return After Taxes on
       Distributions and Redemption                               -8.95%                             -2.85%
       ----------------------------------------------- ----------------------------- ---------------------------------------

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o    Diversify its investments in securities  within certain  statutory  limits;
     and

o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

    The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. For the fiscal year ended December 31, 2002 had loss carryforward totaling $2,596,647, of which $41,955 expire June 30, 2009, $446,293 expires December 31, 2009 and $2,108,399 expire in 2010.

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashburn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1250) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal period July 1, 2001 through December 31, 2001, and for the twelve months ended June 30, 2002, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, the Advisor paid fees of $10,332, $19,302, $15,000 and $5,700, respectively, on behalf of the Predecessor Fund to Unified for these fund accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year period July 1, 2001 through December 31, 2002, for the twelve months ended June 30, 2002, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, Unified received $15,637, $19,991, $30,000 and $15,000 from the Advisor (not the Predecessor Fund) for these administrative services.

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy L. Ashburn, (a Trustee and officer of the Trust) and Thomas G. Napurano (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2002. You can obtain the annual report and without charge by calling the Fund at (888) 912-4562.

                               GLOBALT GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003
                          As amended December 2, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of GLOBALT Growth Fund dated March 1, 2003. This SAI incorporates by reference to the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2002 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 N. Pennsylvania St., Indianapolis, IN 46204, or by calling 1-877-BUY-GROWX (877-289-4769).

                                TABLE OF CONTENTS
                                                                            PAGE
DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS...........

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

ADDITIONAL TAX INFORMATION......................................................

STATUS AND TAXATION OF THE FUND.................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     GLOBALT Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

     On January 3, 2003, the Fund acquired all of the assets and liabilities of the GLOBALT Growth Fund, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on December 1, 1995.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 1, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA, 22.04%; Glidden Foundation, 3495 Piedmont Road, Suite 525, Atlanta, GA 30305, 9.18%; NBC Securities, 1927 First Avenue North, Birmingham, AL 35203, 7.95%; Samuel E. Allen, c/o GLOBALT, Inc., 3060 Peachtree Road, NW, Suite 225, Atlanta, GA 30305 - 6.55% ; National Financial Services Corp, P.O. Box 3908, Church Street Station, New York, NY 10007-3908, 6.41%; Brenda M. Hackney, 2 Office Park Cir., Suite #1, Birmingham, AL 35223 - 5.91%

     As of February 1, 2003, the officers and trustees as a group owned less than one percent (1%) of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants, or convertible preferred stocks.

     B. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser (subject to review by the Board of Trustees) to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Other Investment Companies. The Fund is permitted to invest in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

     D. Fixed Income Securities. The Fund may temporarily invest in short term fixed income securities. The Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     E. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     F. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market.

     Options on securities which the Fund sells (writes) will be "covered." The sale of a call option will be covered either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by segregating with the Custodian high quality liquid debt obligations equal to the current market price of the security or index, marked to market daily, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to segregating with the Custodian high quality liquid debt obligations equal to the difference between the strike price of the sold call and the strike price of the purchased call. The sale of a put option will be covered either 1) by segregating with the Custodian high quality liquid debt obligations equal to the amount necessary to purchase the underlying security if exercised, marked to market daily, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to segregating with the Custodian high quality liquid debt obligations equal to the difference between the strike price of the sold put and the strike price of the purchased put. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

     The Fund may also engage in multiple option transactions involving the same underlying stock or index. Generally, the adviser would use a multiple option strategy only in special situations to reduce the cost of the hedge or to enhance the Fund's return. In such cases, each option sold by the Fund will be covered as described in the preceding paragraph.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price, in which case the Fund may be required to purchase the security at a higher price than the market price of the security. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price. Further, the total premium paid for any option may be lost if the Fund does not exercise the option, or in the case of over-the-counter options, the writer does not perform its obligations.

     G. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the adviser in response to requests of broker-dealers or institutional investors which the adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
with   respect   to  the  Fund   and  are   Non-Fundamental   (see   "Investment
Limitations-Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     6. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     7. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 ("GLOBALT"). Synovus Financial Corp. ("Synovus") may be deemed to be a controlling person of the Adviser due to its ownership of 100% of the outstanding shares of the Adviser. Synovus is a financial services company.

     Under the terms of the management agreement ("Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund (including organizational expenses) except brokerage costs, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short), fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the Predecessor Fund paid advisory fees of $238,783, $195,586 and $126,084, respectively. The Adviser has contractually agreed through February 28, 2005 to waive all or a portion of its management fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the Fund's total annual operating expenses at (excluding brokerage costs, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.17% of the average daily net assets for that period.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the universal fee proposed to be paid to the Adviser. Counsel stated that the Adviser has agreed to pay all fees and expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (except brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.17% of its average annual daily net assets through February 28, 2005. The Adviser provided information on expense ratios for comparable funds, which ranged from 1.49% to 0.75%. The Trustees reviewed the Predecessor Fund's performance for the one year and three years ended November 30, 2002. Mr. Hippenstiel stated that the Predecessor Fund's one-year performance return, which was below the one-year return for the S&P 500, may have been due to its focus on large-cap multi-national companies. He stated that the Predecessor Fund had a long-term history with the Adviser and had not experienced any problems.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Adviser retains the right to use the name "GLOBALT" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GLOBALT" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                          Number of Portfolios in
    Name, Age and Address       Position(s) Held with the Fund                             Fund Complex1 Overseen
                                           Complex1               Length of Time Served          by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Gary E. Hippenstiel                         Trustee                 Trustee of Unified               27
600 Jefferson Street                                                Series Trust since
Suite 350                                                             December 2002,
Houston, TX  77002                                                   AmeriPrime Funds
                                                                      since 1995 and
Year of Birth:  1947                                               AmeriPrime Advisors
                                                                  Trust since July 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Director,  Vice President and Chief Investment Officer of Legacy                        None
Trust Company since 1992.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Length of Time
Served Number of Portfolios in
    Name, Age and Address                  Complex1                                            Fund Complex1
                                                                                            Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Stephen A. Little                           Trustee                 Trustee of Unified               27
3647 Totem Lane                                                      Series Trust and
Indianapolis, IN 46208                                               AmeriPrime Funds
Year of Birth:  1946                                               since December 2002
                                                                      and AmeriPrime
                                                                   Advisors Trust since
                                  November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
President and founder,  The Rose, Inc., a registered  investment                        None
advisor, since April 1993.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Number of
Portfolios in
    Name, Age and Address                  Complex1               Length of Time Served    Fund Complex1 Overseen
                                                                                                 by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Daniel Condon                               Trustee                 Trustee of Unified               27
2385 The Woods Lane                                                  Series Trust and
Lexington, KY 40502                                                  AmeriPrime Funds
                                                                   since December 2002
Year of Birth:  1950                                                  and AmeriPrime
                                                                   Advisors Trust since
                                                                      November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Vice President and General Manager, International Crankshaft None Inc., an
automotive equipment manufacturing company, 1990 to present; Trustee, The
Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
----------------------------------------------------------------- -------------------------------------------------
(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs.  Ashburn,  Hippenstiel,
Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The committee was recently established and held no meetings during the year ended December 31, 2002.

     The Trust's audit committee consists of Messrs. Little, Condon, and Hippenstiel. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee was recently established and held no meetings during the year ended December 31, 2002

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Timothy Ashburn(2)              Chairman, President, Secretary    President and Secretary             27
1104 Buttonwood Court                    and Trustee                since October 2002;
---------------------
Lexington, KY  40515                                                 Trustee of Unified
--------------------
                                                                     Series Trust since
Year of Birth: 1950                                                    October 2002,
                                                                    AmeriPrime Advisors
                                                                    Trust since November
                                                                    2002 and AmeriPrime
                                                                    Funds since December
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chairman  of Unified  Financial  Services,  Inc.  since 1989 and    Director, Unified Financial Securities, Inc.
Chief  Executive  Officer  from  1989 to 1992  and 1994 to April                     since 1990
2002;  President  of  Unified  Financial  Services,   Inc.  from    Chairman, Unified Fund Services, Inc. since
November 1997 to April 2000.                                                       November 2002
                                                                     Chairman, Unified Financial Services, Inc.
                                                                                     since 1989
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Ronald C. Tritschler(3)                    Trustee                   Trustee of Unified               27
2361 Old Hickory Lane                                                 Series Trust and
Lexington, KY 40515                                                AmeriPrime Funds since
                                                                     December 2002 and
Year of Birth:  1952                                                AmeriPrime Advisors
                                                                    Trust since November
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Executive Officer,  Director and legal counsel of The Webb                        None
Companies,   a  national  real  estate  company,  from  2001  to
present;  Executive  Vice  President  and  Director  of The Webb
Companies from 1990 to 2000; Director,  The Lexington Bank, from
1998 to present;  Director, Vice President and legal counsel for
The  Traxx  Companies,  an owner  and  operator  of  convenience stores, from 1989 to present.
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
                                Position(s) Held with the Fund Length of Time
Served Number of Portfolios
   Name, Age and Address                   Complex1                                            in Fund Complex1
                                                                                             Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Thomas G. Napurano              Treasurer and Chief Financial     Since December 2002 for            N/A
2424 Harrodsburg Road                      Officer                 Unified Series Trust;
Lexington, KY  40503                                               since October 2002 for
                                                                    AmeriPrime Funds and
Year of Birth:  1941                                                AmeriPrime Advisors
                                                                           Trust
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Financial  Officer and Executive Vice President of Unified                        N/A
Financial  Services,  Inc.,  the parent  company of the  Trust's administrator and principal underwriter;  member of the board of directors  of  Unified  Financial  Services,  Inc.  from 1989 to
March 2002.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                            Number of Portfolios
    Name, Age and Address         Position(s) Held with Fund      Length of Time Served       in Fund Complex(1)
                                           Complex1                                         Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Carol Highsmith                       Assistant Secretary          Since November 2002              N/A
431 N. Pennsylvania St.                                             for Unified Series
Indianapolis, IN 46204                                             Trust and AmeriPrime
                                                                  Advisors Trust; since
Year of Birth:  1964                                                December 2002 for
                                                                     AmeriPrime Funds
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                          Other Directorships Held
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Secretary  and  Vice  President,   Compliance  of  Unified  Fund                        None
Services,  Inc.  (November 1994 to present);  Vice President and
Asst. Secretary of Lindbergh Funds

----------------------------------------------------------------- -------------------------------------------------
(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.
(2) Mr. Ashburn is an "interested person" of the Trust
because he is an officer of the Trust. In addition, he may be deemed to be an
"interested person" of the Trust because he is a director of Unified Financial
Securities, Inc., the distributor for the Fund.
(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2002.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Aggregate Dollar Range of Shares of
                                                                                 All Funds Within the Fund Complex(1)
                Trustee                       Dollar Range of Fund Shares
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gary E. Hippenstiel                                      None                                $1-$10,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Timothy L. Ashburn                                       None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Tritschler                                        None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Stephen Little                                           None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Condon                                            None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
(1) As of October 21, 2002, the terms "Fund Complex" refers to AmeriPrime Funds,
AmeriPrime Advisors Trust and the Trust.

     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees and officers of the Trust for the fiscal year ended October 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays its pro rata share of expenses based on the number of series in the Trust.


================================= ==================== ===================== =================== ======================
                                                           Pension or
                                                       Retirement Benefits    Estimated Annual     Total Compensation
                                       Aggregate        Accrued As Part of     Benefits Upon      from Trust and Fund
                                     Compensation         Fund Expenses          Retirement             Complex
                                      from Trust*
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Gary E. Hippenstiel, Trustee            $6,667                  $0                   $0                 $20,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Timothy L. Ashburn, Chairman,           $3,667                  $0                   $0                 $11,000
President and Secretary
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Ronald C. Tritschler, Trustee           $3,667                  $0                   $0                 $11,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Stephen A. Little, Trustee              $4,333                  $0                   $0                 $13,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Daniel Condon, Trustee                  $4,333                  $0                   $0                 $13,000

--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Thomas G. Napurano, CFO and             $3,333                  $0                   $0                 $10,000
Treasurer
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------

Carol J. Highsmith, Assistant            $667                   $0                   $0                  $2,000
Secretary
================================= ==================== ===================== =================== ======================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Predecessor Fund directed to brokers $39,984,745 of brokerage transactions (on which commissions were $49,983) during the fiscal year ended October 31, 2002.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     For the fiscal years ended October 31, 2000, 2001 and 2002, the Predecessor Fund paid brokerage commissions of $46,267, $80,854 and $48,971, respectively.

     The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Redemption In-Kind

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2002, the Fund had net capital loss carryforwards of $2,379,244, which will expire on October 31, 2009.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        = a hypothetical $1,000 initial investment
                  T        = average annual total return
                  n        = number of years
                  ERV      = ending redeemable value at the end of the
                             applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:        P     = a hypothetical $1,000 initial investment
              T     = average annual total return (after taxes on distributions)
              n     = number of years
              ATVD  = ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:       P     = a hypothetical $1,000 initial investment
             T     = average annual total return (after taxes on distributions and redemption)
             n     = number of years
             ATVDR = ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the GLOBALT Growth Fund's performance (for the periods ended October 31, 2002).


-------------------------------------------------------------------------------------------------------------------------------
                               GLOBALT GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
                                                                1 Year                 5 Year              Since Inception
                                                                ------                 ------              ---------------
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
Average Annual Total Return                                     -21.77%                 3.55%                   4.14%
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions                                                   -21.77%                -4.72%                   3.18%
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
-------------------------------------------------------- ---------------------- ---------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions and Redemptions                                   -13.26%                -0.28%                   3.75%
-------------------------------------------------------- ---------------------- ---------------------- ------------------------


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or the Russell 1000 Growth Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


Status and Taxation of the Fund

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities within certain statutory limits;
     and
o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashburn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.25 per shareholder (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing accounting services to the Predecessor Fund on November 1, 1998. For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $23,000, $27,640 and $23,688, respectively, from the Adviser on behalf of the Predecessor Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $30,000, $29,837 and $31,179, respectively, from the Adviser on behalf of the Predecessor Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc., which merged with Unified on that date).

ACCOUNTANTS

     The firm of Crowe Chizek & Co., LLP, 3815 River Crossing Parkway, Indianapolis, IN, 46240-0977, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2003. Crowe Chizek performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy Ashburn, (a Trustee of the Trust), and Thomas G. Napurano (an officer of the Trust) are a director and officer, respectively, of The Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. Timothy Ashburn and Thomas Napurano, officers of the Trust are officers of Unified Financial Services, Inc. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002. You can obtain the Annual Report without charge upon written request or request by telephone.

                            MARATHON VALUE PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                June 9, 2003
                          As amended December 2, 2003


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marathon Value Portfolio dated June 9, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002 ("Annual Report"). A free copy of the Prospectus, Semi-Annual or Annual Reports can be obtained by writing the transfer agent at Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 788-6086.

                                TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND.............................................2
---------------------------------
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3
---------------------------------------------------------------------
INVESTMENT LIMITATIONS........................................................7
----------------------
THE INVESTMENT ADVISOR........................................................9
----------------------
TRUSTEES AND OFFICERS........................................................10
---------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................13
------------------------------------
DETERMINATION OF SHARE PRICE.................................................14
----------------------------
INVESTMENT PERFORMANCE.......................................................15
----------------------
STATUS AND TAXATION OF THE FUND..............................................17
-------------------------------
CUSTODIAN....................................................................19
---------
FUND SERVICES................................................................19
-------------
ACCOUNTANTS..................................................................20
-----------
DISTRIBUTOR..................................................................20
-----------
FINANCIAL STATEMENTS.........................................................20
--------------------

DESCRIPTION OF THE TRUST AND FUND

     Marathon Value Portfolio (the "Fund") was organized as a series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

     On January 3, 2003, the Fund acquired all of the asset and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of March 31, 2003, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co. ("Schwab"), 101 Montgomery Street, San Francisco, CA - 64.61%. Marc Heilweil and Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 950, Atlanta, GA 30338, - 5.21% in the aggregate.

     As of March 31, 2003, Schwab may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of March 31, 2003, the officers and Trustees as a group beneficially owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. EQUITY SECURITIES. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants or convertible securities. Equity securities in which the Fund may invest include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments in which the Fund may invest track the movement of other stock indexes.

     B. FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign equity securities including American Depositary Receipts. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     C. REITs. The Fund may invest up to 15% of its assets in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

     D. INDEXED SECURITIES. The Fund may invest up to 5% of its net assets in purchases of securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     The performance of indexed securities depends to a great extent on the performance of the security, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

     D. CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest up to 5% of its assets in convertible securities.

     E. JUNK BONDS. The Fund may invest up to 10% of its total assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the Advisor. Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing the securities for the purpose of computing its net asset value. Adverse publicity and investors perception about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

     Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

     In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

     The advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     F. REPURCHASE AGREEMENTS. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the advisor to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     G. FIXED INCOME SECURITIES. The Fund may invest in short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. Changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities.

     H. LOANS OF PORTFOLIO SECURITIES. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the advisor in response to requests of broker-dealers or institutional investors which the advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     I. SHORT SALES. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is Non-Fundamental (see Investment Limitations below), and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

INVESTMENT LIMITATIONS

     Fundamental.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  SENIOR  SECURITIES.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL  ESTATE.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  COMMODITIES.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  LOANS.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8.  DIVERSIFICATION.  The Fund  will not  invest in the  securities  of any
         ---------------
issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  PLEDGING.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  BORROWING.  The Fund will not purchase any  security  while  borrowings
         ----------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     3. MARGIN PURCHASES.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. REPURCHASE AGREEMENTS.  The Fund will not invest more than 5% of its net
        ---------------------
assets in repurchase agreements.

     5. ILLIQUID  INVESTMENTS.  The Fund will not purchase securities for which
        ---------------------
there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 950, Atlanta, GA 30338 (the "Advisor"). Marc S. Heilweil, President of the Advisor, is the sole shareholder of the Advisor. Mr. Heilweil and Spectrum Advisory Services Inc. own, in the aggregate, 5.21% of the Fund's shares as of March 31, 2003.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to March 28, 2000 Burroughs & Hutchinson, 702 W. Idaho Street, Suite 810, Boise, Idaho 83702 was the Predecessor Fund's investment advisor. For the period March 28, 2000 through October 31, 2000, and for the fiscal years ended October 31, 2001 and October 31, 2002, the Predecessor Fund paid advisory fees to the Advisor of $15,460, $68,353 and $116,276, respectively. The Advisor has contractually agreed through October 31, 2006 to reimburse the Fund's expenses but only to the extent necessary to maintain the Fund's total annual operating expenses (except brokerage fees and commissions, taxes, borrowing costs such as dividend expenses on securities sold short and interest and extraordinary expenses) at 1.25% of average daily net assets.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002. The Fund and the Advisor have entered into a letter agreement dated March 28, 2003 regarding the expense reimbursement, which was approved by the Board at a meeting held on June 9, 2003.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Advisor provide the Board with copies of the Advisor's most recent financial statements, a description of the Advisor's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The materials prepared by the Advisor were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to reimburse the Fund for the fees and expenses of the Independent Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.28% of its average daily net assets, for a period ending February 28, 2006. The Trustees reviewed the Predecessor Fund's performance for the one year and three years ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, stated that Predecessor Fund's one-year performance return was -7.3%, compared to the -16.5% loss by the S&P 500. He stated that in addition to the excellent performance of the Predecessor Fund, the Predecessor Fund had experienced no problems with the Advisor and the assets of the Predecessor Fund had increased under the Advisor's management.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Spectrum" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Spectrum" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                                                                                   Number of Portfolios
            Name, Age and Address       Position(s) Held with the Fund                               in Fund Complex1
                                                   Complex1               Length of Time Served     Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Gary E. Hippenstiel                         Trustee                 Trustee of Unified              27
        600 Jefferson Street                                                Series Trust since
        Suite 350                                                             December 2002,
        Houston, TX  77002                                                   AmeriPrime Funds
                                                                              since 1995 and
        Year of Birth:  1947                                               AmeriPrime Advisors
                                                                          Trust since July 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Director,  Vice President and Chief Investment Officer of Legacy                       None
        Trust Company since 1992.
        ----------------------------------------------------------------- ------------------------------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                        Position(s) Held with the Fund    Length of Time Served Number of Portfolios in
            Name, Age and Address                  Complex1                                            Fund Complex1
                                                                                                    Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Stephen A. Little                           Trustee                 Trustee of Unified              27
        3647 Totem Lane                                                      Series Trust and
        Indianapolis, IN 46208                                               AmeriPrime Funds
        Year of Birth:  1946                                               since December 2002
                                                                              and AmeriPrime
                                                                           Advisors Trust since
                                  November 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        President and founder, The Rose, Inc., a registered investment                         None
        advisor, since April 1993.
        ----------------------------------------------------------------- ------------------------------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                        Position(s) Held with the Fund     Number of Portfolios
            Name, Age and Address                  Complex1               Length of Time Served      in Fund Complex1
                                                                                                    Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Daniel Condon                               Trustee                 Trustee of Unified              27
        2385 The Woods Lane                                                  Series Trust and
        Lexington, KY 40502                                                  AmeriPrime Funds
                                                                           since December 2002
        Year of Birth:  1950                                                  and AmeriPrime
                                                                           Advisors Trust since
                                                                              November 2002
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Vice President and General Manager, International Crankshaft None Inc.,
        an automotive equipment manufacturing company, 1990 to present; Trustee,
        The Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
        ----------------------------------------------------------------- ------------------------------------------------
 (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Trust was recently established in December 2002, and as a result, the Valuation Committee held no meetings during the year ended December 31, 2002.

     The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Trust was recently established in December 2002, and as a result the Audit Committee held no meetings during the year ended December 31, 2002

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.



        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                                                                                    Number of Portfolios
           Name, Age and Address        Position(s) Held with the Fund     Length of Time Served      in Fund Complex1
                                                   Complex1                                          Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Timothy Ashburn(2)             President, Secretary and Trustee   President and Secretary            27
        1104 Buttonwood Court                                               since October 2002;
        ---------------------
        Lexington, KY  40515                                                 Trustee of Unified
        --------------------
                                                                             Series Trust since
        Year of Birth: 1950                                                    October 2002,
                                                                            AmeriPrime Advisors
                                                                            Trust since November
                                                                            2002 and AmeriPrime
                                                                            Funds since December
                                                                                    2002
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chairman  of Unified  Financial  Services,  Inc.  since 1989 and    Chairman, Unified Financial Services, Inc.
        Chief  Executive  Officer  from  1989 to 1992  and 1994 to April                    since 1989
        2002;  President of Unified  Financial  Services  from  November   Director, Unified Financial Securities, Inc.
        1997 to April 2000.                                                since 1990, Director, Unified Fund Services,
                                                                           Inc. since November 2002.

        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                                                                                    Number of Portfolios
           Name, Age and Address        Position(s) Held with the Fund     Length of Time Served      in Fund Complex1
                                                   Complex1                                          Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Ronald C. Tritschler(3)                    Trustee                   Trustee of Unified              27
        2361 Old Hickory Lane                                                 Series Trust and
        Lexington, KY 40515                                                AmeriPrime Funds since
                                                                             December 2002 and
        Year of Birth:  1952                                                AmeriPrime Advisors
                                                                            Trust since November
                                                                                    2002
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chief Executive Officer,  Director and legal counsel of The Webb                       None
        Companies,   a  national  real  estate  company,  from  2001  to
        present;  Executive  Vice  President  and  Director  of The Webb
        Companies from 1990 to 2000; Director,  The Lexington Bank, from
        1998 to present;  Director, Vice President and legal counsel for
        The  Traxx  Companies,  an owner  and  operator  of  convenience stores, from 1989 to present.
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
                                        Position(s) Held with the Fund    Length of Time Served Number of Portfolios
           Name, Age and Address                   Complex1                                           in Fund Complex1
                                                                                                     Overseen by Trustee
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        Thomas G. Napurano              Treasurer and Chief Financial     Since December 2002 for            N/A
        2424 Harrodsburg Road                      Officer                 Unified Series Trust;
        Lexington, KY  40503                                               since October 2002 for
                                                                            AmeriPrime Funds and
        Year of Birth:  1941                                                AmeriPrime Advisors
                                                                                   Trust
        ----------------------------- ----------------------------------- ------------------------- ----------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Chief Financial Officer and Executive Vice President of Unified                         N/A
        Financial Services, Inc., the parent company of the Trust's administrator and principal underwriter; member of the board of directors of Unified Financial Services, Inc. from 1989 to
        March 2002.
        ----------------------------------------------------------------- ------------------------------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
                                                                                                   Number of Portfolios
            Name, Age and Address         Position(s) Held with Fund      Length of Time Served      in Fund Complex(1)
                                                   Complex1                                         Overseen by Trustee
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        Carol Highsmith                       Assistant Secretary          Since November 2002              N/A
        431 N. Pennsylvania St.                                             for Unified Series
        Indianapolis, IN 46204                                             Trust and AmeriPrime
                                                                          Advisors Trust; since
        Year of Birth:  1964                                                December 2002 for
                                                                             AmeriPrime Funds
        ------------------------------ ---------------------------------- ----------------------- ------------------------
        ----------------------------------------------------------------- ------------------------------------------------
                   Principal Occupations During Past 5 Years                         Other Directorships Held
        ----------------------------------------------------------------- ------------------------------------------------
        ----------------------------------------------------------------- ------------------------------------------------
        Vice President, Compliance of Unified Fund Services, Inc.                              None
        (November 1994 to present); Vice President and Asst. Secretary of Lindbergh Funds

        ----------------------------------------------------------------- ------------------------------------------------
(1)The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.
(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the
Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Fund.
(3)Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The following table provides information regarding shares of theFund and other portfolios of the Fund Complex owned by each Trustee as of March 31, 2003.

           -------------------------------- ------------------------------------- --------------------------------------
                                                                                   Aggregate Dollar Range of Shares of
                                                                                   All Funds Within the Fund Complex(1)
                       Trustee                  Dollar Range of Fund Shares
           -------------------------------- ------------------------------------- --------------------------------------
           -------------------------------- ------------------------------------- --------------------------------------
           Gary E. Hippenstiel                              None                               $1-$10,000
           -------------------------------- ------------------------------------- --------------------------------------
           -------------------------------- ------------------------------------- --------------------------------------
           Timothy L. Ashburn                               None                                  None
           -------------------------------- ------------------------------------- --------------------------------------
           -------------------------------- ------------------------------------- --------------------------------------
           Ronald Tritschler                                None                                  None
           -------------------------------- ------------------------------------- --------------------------------------
           -------------------------------- ------------------------------------- --------------------------------------
           Stephen Little                                   None                                  None
           -------------------------------- ------------------------------------- --------------------------------------
           -------------------------------- ------------------------------------- --------------------------------------
           Daniel Condon                                    None                                  None
           -------------------------------- ------------------------------------- --------------------------------------

The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

     An estimate of the compensation to be paid to the Trustees and officers of the Trust for the year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust incurs its pro rata share of expenses based on the number of series in the Trust.

================================= ==================== ===================== =================== ======================
                                                            Pension or
                                                       Retirement Benefits    Estimated Annual    Total Compensation
                                       Aggregate        Accrued As Part of     Benefits Upon      from Trust and Fund
                                     Compensation         Fund Expenses          Retirement            Complex(1)
      Independent Trustees            from Trust
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee            $6,667                  $0                   $0                 $20,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Stephen A. Little, Trustee              $4,333                  $0                   $0                 $13,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Daniel Condon,                          $4,333                  $0                   $0                 $13,000
Trustee
--------------------------------- -------------------- --------------------- ------------------- ----------------------
================================= ==================== ===================== =================== ======================
                                                            Pension or                            Total Compensation
                                                       Retirement Benefits    Estimated Annual    from Trust and Fund
                                       Aggregate        Accrued As Part of     Benefits Upon           Complex(1)
Interested Trustees and Officers     Compensation         Fund Expenses          Retirement
                                      from Trust
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Timothy L. Ashburn, Chairman,           $3,667                  $0                   $0                 $11,000
President and Secretary
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee           $3,667                  $0                   $0                 $11,000
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and             $3,333                  $0                   $0                 $10,000
Treasurer
--------------------------------- -------------------- --------------------- ------------------- ----------------------
--------------------------------- -------------------- --------------------- ------------------- ----------------------
Carol J. Highsmith, Assistant            $667                   $0                   $0                 $2,000
Secretary
================================= ==================== ===================== =================== ======================
(1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
Advisors Trust and the Trust.



PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended October 31, 2000, 2001 and 2002, the Predecessor Fund paid brokerage commissions of $10,295, $6,080 and $7,875, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined at the close of trading(normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Russell Midcap Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund also may advertise its after-tax performance information. After-tax performance information is calculated on pre-liquidation and post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1. Average Annual Total Return (After Taxes on Distributions):

                  P(1+T)n = ATVd

       Where:     P     =     a hypothetical $1,000 initial investment
                  T     =     average annual total return (after taxes on
                              distributions). n = number of years
                  ATVd        = ending value, after taxes on fund distribution
                              but not after taxes redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

                  P(1+T)n = ATVdr

       Where:     P     =     a hypothetical $1,000 initial investment
                  T     =     average annual total return (after taxes on
                              distributions). n = number of years
                  ATVdr       = ending value, after taxes on fund distributions
                              and redemptions, at the end of the applicabl period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period and that. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The following table provides information regarding the Predecessor Fund's performance for the fiscal year ended October 31, 2002:

       ------------------------------------------------------------------------------------------------------------------------
                                                      MARATHON VALUE PORTFOLIO
       ------------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------- ------------------------- -----------------------------
                                                                                 1 Year                 Since Inception
       ---------------------------------------------------------------- ------------------------- -----------------------------
       ---------------------------------------------------------------- ------------------------- -----------------------------
       Average Annual Total Return                                               -8.21%                      2.10%
       ---------------------------------------------------------------- ------------------------- -----------------------------
       ---------------------------------------------------------------- ------------------------- -----------------------------
       Average Annual Total Return After Taxes on Distributions
                                                                                 -8.60%                      1.81%
       ---------------------------------------------------------------- ------------------------- -----------------------------
       ---------------------------------------------------------------- ------------------------- -----------------------------
       Average Annual Total Return After Taxes on Distributions and
       Redemptions                                                               -4.97%                      1.55%
       ---------------------------------------------------------------- ------------------------- -----------------------------

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the S&P 500 Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");

o    Diversify its investments in securities  within certain  statutory  limits;
     and

o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2002 the Predecessor Fund had available for federal tax purposes an unused net capital loss carryforward of $87,920, of which $48,312 expires in 2006 and $39,608 expires in 2007.

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income, if any, from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashborn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1250) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $9,300, $17,272 and $21,710, respectively, from the Advisor on behalf of the Predecessor Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 2000, 2001 and 2002, Unified received $22,500, $32,125 and 31,087, from the Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy Ashburn, (a Trustee of the Trust) and Thomas G. Napurano (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002. You can obtain the Annual Report and Semi-Annual Report without charge by calling the Fund at 1-800-788-6086.

                                 RIVERGUIDE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 8, 2003
                          As amended December 2, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the RiverGuide Fund dated August 8, 2003. This SAI incorporates by reference the RiverGuide Fund's Annual Report to Shareholders dated November 30, 2002, and Semi-Annual Report dated May 31, 2003. A free copy of the Prospectus and the Annual and Semi-Annual Reports to Shareholders can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-877-322-0574.

TABLE OF CONTENTS                                                          PAGE

DESCRIPTION OF THE TRUST AND THE FUND.........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS.............................................................3

INVESTMENT LIMITATIONS.......................................................10

THE INVESTMENT ADVISOR.......................................................12

TRUSTEES AND OFFICERS........................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16

PROXY VOTING POLICY..........................................................17

DETERMINATION OF SHARE PRICE.................................................18

INVESTMENT PERFORMANCE.......................................................19

STATUS AND TAXATION OF THE FUND..............................................21

CUSTODIAN....................................................................23

FUND SERVICES................................................................23

ACCOUNTANTS..................................................................24

DISTRIBUTOR..................................................................24

FINANCIAL STATEMENTS.........................................................24

DESCRIPTION OF THE TRUST AND THE FUND

     The RiverGuide Fund (the "Fund") was organized as a non-diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Bates Total Asset Management, Inc. (the "Advisor").

     On January 3, 2003, the Fund acquired all of the assets and liabilities of the RiverGuide Fund, a series of the AmeriPrime Advisors Trust (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on December 7, 2001.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of August 7, 2003, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94104 - 98.60%.

     As of August 7, 2003, Charles Schwab & Co. may be deemed to control the Fund as the result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, Charles Schwab & Co. could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

     As of August 7, 2003 the officers and Trustees of the Fund owned less than one percent of the shares of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A. OPTIONS - The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

     When the Fund buys a call option on a security or an index; it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

     When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

B. EQUITY SECURITIES - The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

     ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

C. CORPORATE DEBT SECURITIES - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 10% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 10% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 10%.

D. FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS - The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, "Derivatives."

     Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

E. DERIVATIVES - The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

F. FOREIGN SECURITIES - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

G. FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or to sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

H. FIXED INCOME SECURITIES - Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

I. MUNICIPAL SECURITIES - Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 10% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 10%.

J. U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

K. MORTGAGE-BACKED SECURITIES - Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

L. COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") - CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

M. ZERO COUPON AND PAY IN KIND BONDS - Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

N. REPURCHASE AGREEMENTS - A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be credit worthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

O. CONVERTIBLE SECURITIES - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  Senior  Securities.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting.  The Fund will not act as underwriter of securities issued
        -------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1.  Pledging.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4.  Options.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. Illiquid  Investments.  The Fund will not purchase  illiquid  securities
        ---------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     6. Short Sales.  The Fund will not effect short sales of securities  except
        -----------
as described in the Fund's Prospectus or in this Statement of Additional Information.

     7. Investment Companies.  The Fund, together with all affiliated persons of
        --------------------
the Fund, will not purchase more than 3% of the outstanding shares of any investment company.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Bates Total Asset Management, Inc., 401 Junction Highway, Kerrville, Texas 78028 (the "Advisor"). L. Brent Bates may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund. For the period from December 7, 2001 (commencement of operations) through November 30, 2002, the Predecessor Fund paid advisory fees of $94,765.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an

"Independent Trustee"), at an in-person meeting held on December 18, 2002. The Trustees were provided in advance of the meeting with the Advisor's most recent financial statements and the Predecessor Fund's year-to-date return as of September 30, 2002. At the meeting, counsel to the Trust reviewed the universal fee proposed to be paid to the Advisor and explained that the Advisor is responsible for paying all operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses of securities sold short), fees and expenses of Independent Trustees, extraordinary expenses and any Rule 12b-1 expenses). The Trustees reviewed the Predecessor Fund's positive performance for the one month ended November 30, 2002 of 0.55% and the period December 7, 2001 (commencement of operations) through November 30, 2002 of 10.20%.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "RiverGuide" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "RiverGuide" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
         Name, Age and Address         Position(s) Held with the Fund      Length of Time Served      Number of Portfolios in Fund
                                                  Complex1                                            Complex1 Overseen by Trustee
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  Gary E. Hippenstiel                              Trustee               Trustee of Unified Series                 24
  600 Jefferson Street                                                  Trust since December 2002,
  Suite 350                                                               AmeriPrime Funds since
  Houston, TX  77002                                                        1995 and AmeriPrime
                                                                         Advisors Trust since July
  Year of Birth:  1947                                                             2002
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
               Principal Occupations During Past 5 Years                            Other Directorships Held by Trustee
  --------------------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
  Director,  Vice  President  and Chief  Investment  Officer of Legacy                             None
  Trust Company since 1992.
  --------------------------------------------------------------------- ------------------------------------------------------------
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
                                       Position(s) Held with the Fund  Length of Time Served          Number of Portfolios in Fund
         Name, Age and Address                    Complex1                                            Complex1 Overseen by Trustee
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  Stephen A. Little                                Trustee               Trustee of Unified Series                 24
  3647 Totem Lane                                                       Trust and AmeriPrime Funds
  Indianapolis, IN 46208                                                  since December 2002 and
                                                                         AmeriPrime Advisors Trust
  Year of Birth:  1946                                                      since November 2002
  ------------------------------------ -------------------------------- ---------------------------- -------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
               Principal Occupations During Past 5 Years                            Other Directorships Held by Trustee
  --------------------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
  President  and founder,  The Rose,  Inc.,  a  registered  investment                             None
  advisor, since April 1993.
  --------------------------------------------------------------------- ------------------------------------------------------------
  ------------------------------------ -------------------------------- --------------------------- --------------------------------
                                       Position(s) Held with the Fund                               Number of Portfolios in Fund
         Name, Age and Address                    Complex1                Length of Time Served      Complex1 Overseen by Trustee
  ------------------------------------ -------------------------------- --------------------------- --------------------------------
  ------------------------------------ -------------------------------- --------------------------- --------------------------------
  Daniel Condon                                    Trustee              Trustee of Unified Series                 24
  2385 The Woods Lane                                                      Trust and AmeriPrime
  Lexington, KY 40502                                                   Funds since December 2002
                                                                         and AmeriPrime Advisors
  Year of Birth:  1950                                                  Trust since November 2002
  ------------------------------------ -------------------------------- --------------------------- --------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
               Principal Occupations During Past 5 Years                            Other Directorships Held by Trustee
  --------------------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
  Vice President and General Manager, International Crankshaft Inc., None an
  automotive equipment manufacturing company, 1990 to present; Trustee, The
  Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
  --------------------------------------------------------------------- ------------------------------------------------------------
         (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
Advisors Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Trust was recently established and, as a result, the committee held no meetings during the year ended December 31, 2002.

     The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Trust was recently established and, as a result, the committee held no meetings during the year ended December 31, 2002.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

------------------------------------ -------------------------------- ------------------------------ -------------------------------
                                                                                                       Number of Portfolios in Fund
         Name, Age and Address         Position(s) Held with the Fund       Length of Time Served      Complex1 Overseen by Trustee
                                                  Complex1
------------------------------------ -------------------------------- ------------------------------ -------------------------------
------------------------------------ -------------------------------- ------------------------------ -------------------------------
Timothy Ashburn(2)                      President, Secretary and         President and Secretary                    24
1104 Buttonwood Court                            Trustee               since October 2002; Trustee
---------------------
Lexington, KY  40515                                                     of Unified Series Trust
--------------------
                                                                             since October 2002,
Year of Birth: 1950                                                     AmeriPrime Advisors Trust
                                                                           since November 2002 and
                                                                           AmeriPrime Funds since
                                                                                December 2002
------------------------------------ -------------------------------- ------------------------------ -------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
             Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Chairman of Unified  Financial  Services,  Inc. since 1989 and Chief             Chairman, Unified Financial Services, Inc.
Executive  Officer  from  1989  to 1992  and  1994  to  April  2002;                             since 1989
President of Unified Financial  Services from November 1997 to April      Director, Unified Financial Securities, Inc. since 1990,
2000.                                                                    Director, Unified Fund Services, Inc. since November 2002.
--------------------------------------------------------------------- --------------------------------------------------------------
------------------------------------ -------------------------------- ------------------------------ -------------------------------
                                                                                                       Number of Portfolios in Fund
       Name, Age and Address         Position(s) Held with the Fund       Length of Time Served        Complex1 Overseen by Trustee
                                                  Complex1
------------------------------------ -------------------------------- ------------------------------ -------------------------------
------------------------------------ -------------------------------- ------------------------------ -------------------------------
Ronald C. Tritschler(3)                          Trustee                Trustee of Unified Series                   24
2361 Old Hickory Lane                                                  Trust and AmeriPrime Funds
Lexington, KY 40515                                                      since December 2002 and
                                                                          AmeriPrime Advisors Trust
Year of Birth:  1952                                                       since November 2002
------------------------------------ -------------------------------- ------------------------------ -------------------------------






--------------------------------------------------------------------- --------------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb None
Companies, a national real estate company, from 2001 to present; Executive
Vice President and Director of The Webb Companies from 1990 to 2000; Director,
The Lexington Bank, from 1998 to present;
Director, Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present.
--------------------------------------------------------------------- --------------------------------------------------------------
------------------------------------ -------------------------------- ------------------------------ -------------------------------
                                       Position(s) Held with the Fund      Length of Time Served        Number of Portfolios in Fund
         Name, Age and Address                    Complex1                                              Complex1 Overseen by Trustee
  ------------------------------------ -------------------------------- ------------------------------ -----------------------------
  ------------------------------------ -------------------------------- ------------------------------ -----------------------------
  Thomas G. Napurano                    Treasurer and Chief Financial      Since December 2002 for                    N/A
  2424 Harrodsburg Road                            Officer               Unified Series Trust; since
  Lexington, KY  40503                                                   October 2002 for AmeriPrime
                                                                            Funds and AmeriPrime
  Year of Birth:  1941                                                         Advisors Trust
  ------------------------------------ -------------------------------- ------------------------------ -----------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
  --------------------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
  Chief  Financial  Officer and  Executive  Vice  President of Unified                                N/A
  Financial  Services,   Inc.,  the  parent  company  of  the  Trust's
  administrator  and  principal  underwriter;  member  of the board of directors of Unified  Financial  Services,  Inc.  from 1989 to March
  2002.
  --------------------------------------------------------------------- ------------------------------------------------------------
  ------------------------------------ -------------------------------- ------------------------- ----------------------------------
                                                                                                           Number of Portfolios
         Name, Age and Address         Position(s) Held with the Fund    Length of Time Served               in Fund Complex(1)
                                                  Complex1                                                 Overseen by Trustee
  ------------------------------------ -------------------------------- ------------------------- ----------------------------------
  ------------------------------------ -------------------------------- ------------------------- ----------------------------------
  Carol Highsmith                            Assistant Secretary        Since November 2002 for                    N/A
  431 N. Pennsylvania St.                                                 Unified Series Trust
  Indianapolis, IN 46204                                                and AmeriPrime Advisors
                                                                         Trust; since December
  Year of Birth:  1964                                                    2002 for AmeriPrime
                                                                                 Funds
  ------------------------------------ -------------------------------- ------------------------- ----------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
               Principal Occupations During Past 5 Years                                    Other Directorships Held
  --------------------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------------------- ------------------------------------------------------------
  Vice President,  Compliance of Unified Fund Services, Inc. (November                                None
  1994 to present);  Vice  President and Asst.  Secretary of Lindbergh
  Funds.

  --------------------------------------------------------------------- ------------------------------------------------------------
         (1)The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
            Advisors Trust and the Trust.
         (2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an interested person" of the Trust because he is a director of Unified
             Financial Securities, Inc., the distributor for the Fund.
         (3) Mr. Tritschler may be deemed to be an "interested person" of the
             Trust because he owns securities of Unified Financial Services,
             Inc., the parent corporation of Unified Financial Securities,
             Inc., which is the distributor for the Fund.

     The  following  table  provides   information   regarding   shares  of  the
Predecessor Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2002.

        ===================================== ====================================== ======================================
                                                                                      Aggregate Dollar Range of Shares of
                                                                                      All Funds Within the Fund Complex(1)
                      Trustee                   Dollar Range of Predecessor Fund
                                                             Shares
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Gary E. Hippenstiel                                   None                               $1 - $10,000
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Timothy L. Ashburn                                    None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Ronald Tritschler                                     None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Stephen Little                                        None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Daniel Condon                                         None                                   None
        ===================================== ====================================== ======================================
      (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
          Advisors Trust and the Trust.

     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees and officers of the Trust for the fiscal year ended November 30, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust incurs its pro rata share of expenses based on the number of series in the Trust.

   ============================== ================= ====================== =================== ======================
                                                         Pension or
                                     Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
                                    Compensation     Accrued As Part of      Benefits Upon      from Trust and Fund
   Independent Trustees             from Trust*         Fund Expenses          Retirement            Complex(1)
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Gary E. Hippenstiel, Trustee        $6,667                $0                    $0                 $20,000
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Stephen A. Little, Trustee          $4,333                $0                    $0                 $13,000
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Daniel Condon, Trustee              $4,333                $0                    $0                 $13,000
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ============================== ================= ====================== =================== ======================
                                                         Pension or
                                     Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
   Non-Independent Trustees and     Compensation     Accrued As Part of      Benefits Upon      from Trust and Fund
             Officers               from Trust*         Fund Expenses          Retirement            Complex(1)
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Timothy L. Ashburn, Trustee,          $0                  $0                    $0                   $0
   President and Secretary
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Ronald C. Tritschler, Trustee       $3,667                $0                    $0                 $11,000
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Thomas G. Napurano, CFO and           0                   $0                    $0                   $0
   Treasurer
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Carol J. Highsmith,                   $0                  $0                    $0                   $0
   Assistant Secretary
   ============================== ================= ====================== =================== ======================
          (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
              Advisors Trust and the Trust.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the amount the Predecessor Fund directed to brokers is not available considering the Fund has not yet completed the first fiscal year.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor. For the period ended December 7, 2001 (commencement of operations) through November 30, 2002, the Predecessor Fund paid brokerage commissions of $128,790.

     The Trust, the Advisor and the Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


PROXY VOTING POLICY

     The Trust and the Fund's Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Fund's Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Advisor's policy provides that it will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund's investment objective. The Advisor will give great weight to the views of management only when the issues involved will not have a negative impact on investor values. The Advisor's proxy voting policy outlines specific factors that the Advisor will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues. For example, the Advisor's policy provides that it will vote in favor of director nominees, especially nominees that are independent of management, that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Advisor's policy provides that it will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the Advisor believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company's poor performance, nor will it vote to elect directors who fail to attend at least 75% of board meetings or who are involved in SEC or criminal enforcement actions to the Advisor's knowledge. The Advisor's policy also provides that the Advisor generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Under the Trust's proxy voting policy, if any potential conflicts of interest between the Adviser or its affiliates and the Fund arise with respect to any proxy, the Adviser must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 800-299-3717 to request a copy from the Fund's Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn:
Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th , effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets            =     Net Asset Value Per Share
                  -------------------------
                      Shares Outstanding

     An example of how the Fund calculated its net asset value per share as of its fiscal year ended November 30, 2002 is as follows:

                       $5,560,859.12         =    $11.02
                  ------------------
                       504,419,473

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P(1+T)n=ERV

         Where:  P       =    a hypothetical $1,000 initial investment
                   T     =    average annual total return
                   n     =    number of years
                   ERV   =    ending redeemable value at the end of the
                              applicable period of the hypothetical
                              $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n = ATVd

       Where:     P     =     a hypothetical $1,000 initial investment
                  T     =     average annual total return (after taxes on
                              distributions).
                  n     =     number of years
                  ATVd  =     ending value, after taxes on fund distribution
                              but not after taxes on redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:


                  P(1+T)n = ATVdr

       Where:     P     =     a hypothetical $1,000 initial investment
                  T     =     average annual total return (after taxes on
                              distributions).
                  n     =     number of years
                  ATVdr =     ending value, after taxes on fund distributions
                              and redemptions, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Predecessor Fund's performance for the period December 7, 2001 (commencement of operations) through November 30, 2002.

          ---------------------------------------------------------------------------------------------------------------
                                                         RIVERGUIDE FUND
          ---------------------------------------------------------------------------------------------------------------
          ------------------------------------------------------------ -------------------------- -----------------------
                                                                                1 Year               Since Inception(1)
                                                                                                     ---------------
          ------------------------------------------------------------ -------------------------- -----------------------
          ------------------------------------------------------------ -------------------------- -----------------------
          Average Annual Total Return                                            9.40%                    10.38%
          ------------------------------------------------------------ -------------------------- -----------------------
          ------------------------------------------------------------ -------------------------- -----------------------
          Average Annual Total Return After Taxes on Distributions
                                                                                 9.40%                    10.41%
          ------------------------------------------------------------ -------------------------- -----------------------
          ------------------------------------------------------------ -------------------------- -----------------------
          Average Annual Total Return After Taxes on Distributions
          and Redemptions                                                        6.21%                     8.33%
          ------------------------------------------------------------ -------------------------- -----------------------
          (1) December 7, 2001

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period during December 7, 2001 (commencement of operations) through November 30, 2002, the Fund's average annual total return was 10.20%.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

          o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");

          o Diversify its investments in securities within certain statutory limits; and

          o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2002, the Fund had no net capital loss carryforwards, which would expire on November 30, 2010.

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October,

November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Timothy L. Ashburn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services. For the period ended December 7, 2001 (commencement of operations) through November 30, 2002, Unified received $11,448 from the Advisor on behalf of the Predecessor Fund for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from Advisor equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).For the period ended December 7, 2001 (commencement of operations) through November 30, 2002, Unified received $15,381 from the Advisor on behalf of the Predecessor Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from

$50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month). For the period ended December 7, 2001 (commencement of operations) through November 30, 2002, Unified received $31,031 from the advisor on behalf of the Predecessor Fund for these administrative services accountants.

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy L. Ashburn, (a Trustee and officer of the Trust) and Thomas G. Napurano (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements required to be included in the Statement of Additional Information are hereby incorporated by reference to the Predecessor Fund's Annual Report to shareholders for the period December 7, 2001 (commencement of operations) through November 30, 2002 and the Semi-Annual Report for the period ended May 31, 2003. The Trust will provide the Annual and Semi-Annual Reports without charge upon written request or request by telephone.

                              Unified Series Trust

                             StoneRidge Equity Fund
                        StoneRidge Small Cap Growth Fund
                              StoneRidge Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 2, 2003
                          As amended December 2, 2003

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the StoneRidge Funds dated January 2, 2003. This SAI incorporates by reference the StoneRidge Family of Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002. A free copy of the Prospectus or annual report can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling (800) 441-6978.

TABLE OF CONTENTS                                                         PAGE

DESCRIPTION OF THE TRUST AND THE FUND..........................................2
-------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........4
---------------------------------------------------------------------

INVESTMENT LIMITATIONS.........................................................8
----------------------

THE INVESTMENT ADVISOR........................................................10
----------------------

TRUSTEES AND OFFICERS.........................................................13
---------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16
------------------------------------

DETERMINATION OF SHARE PRICE..................................................18
----------------------------

ADDITIONAL TAX INFORMATION....................................................19

INVESTMENT PERFORMANCE........................................................19
----------------------

Status and Taxation of the Fund...............................................22
-------------------------------

CUSTODIAN.....................................................................24
---------

FUND SERVICES.................................................................24
-------------

ACCOUNTANTS...................................................................25
-----------

DISTRIBUTOR...................................................................25
-----------

FINANCIAL STATEMENTS..........................................................26
--------------------

DESCRIPTION OF THE TRUST AND THE FUND


     The StoneRidge Equity Fund, StoneRidge Small Cap Growth Fund and StoneRidge Bond Fund (each a "Fund" or collectively, the "Funds") were organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to each Fund is StoneRidge Investment Partners, LLC (the "Advisor"). The predecessor funds of the StoneRidge Equity Fund, the StoneRidge Small Cap Growth Fund and the StoneRidge Bond Fund commenced operations on October 1, 1999, October 1, 1999, and October 13, 1999, respectively.

     On January 3, 2003, each of the Funds entered into a tax-free reorganization. In this reorganization, The StoneRidge Equity Fund acquired all of the assets and liabilities of The StoneRidge Equity Fund, a series of the AmeriPrime Advisors Trust (the "Equity Predecessor Fund"). The StoneRidge Small Cap Growth Fund acquired all of the assets and liabilities of another series of the AmeriPrime Advisors Trust, The StoneRidge Small Cap Growth Fund ("Small Cap Predecessor Fund") in the reorganization. In addition, The StoneRidge Bond Fund acquired all of the assets and liabilities of an additional series of AmeriPrime Advisors Trust called The StoneRidge Bond Fund (the "Bond Predecessor Fund"). Each of the predecessor funds are referred to collectively as the "Predecessor Funds."

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of December 11, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the Predecessor Equity Fund: First Union National Bank TTEE (record ownership only), 1525 West WT Harris Blvd CHG NC-1151, Charlotte, NC 28288-1151 - 71.29%; Philip H. Brown II, CFA, 1014
Chiswell Drive, Downington, PA 19335-4149 - 7.25%

     As of December 11, 2002, Predecessor Equity Fund: First Union National Bank may be deemed to control the StoneRidge Equity Fund as a result of its beneficial ownership of the shares of the Predecessor Equity Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 11, 2002, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the Predecessor Equity Fund.

     As of December 11, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the Predecessor Small Cap Fund:
Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104 -30.55%; First Union National Bank TTEE (record ownership only), 1525 West WT Harris Blvd CFG NC-1151, Charlotte, NC 28288-1151 - 9.79%; Fifth Third Bank, P.O. Box 630074, Cincinnati, OH 45263 - 12.78%; Grove US LLC, 1565 Buchanan Trail East, P.O. Box 21, Shady Grove, PA 17256 - 12.12%; State Street Bank & Trust Co., 125 SunnyNoll Court Ste 200, Winston Salem, NC 27106 - 6.36%; Adena Health System, 272 Hospital Road, Chillicothe, OH 45601 - 5.11%.

     As of December 10, 2002, Charles Schwab & Co. may be deemed to control the StoneRidge Small Cap Growth Fund as a result of its beneficial ownership of the shares of the Predecessor Small Cap Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 10, 2002, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the Predecessor Small Cap Fund.

     As of December 10, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the Predecessor Bond Fund: First Union National Bank TTEE (record ownership only), 1525 West WT Harris Blvd CHG NC-1151, Charlotte, NC 28288-1151 - 98.82%.

     As of December 10, 2002, First Union National Bank may be deemed to control the StoneRidge Bond Fund as a result of its beneficial ownership of the shares of the Predecessor Bond Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 10, 2002, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the Predecessor Bond Fund.

     For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus and "Determination of Share Price" in this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

     A. Equity Securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADR's"), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

     B. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     C. Municipal Securities. The Bond Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     D. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     E. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.
Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Bond Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Bond Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Bond Fund at lower rates of return.

     F. Collateralized Mortgage Obligations (CMOs). The Bond Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     G. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

     H. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

         (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

         (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

         (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

    J. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

     K. Foreign Securities. The Equity Fund and Small Cap Growth Fund may invest in foreign equity securities through the purchase of American Depositary Receipts. American Depositary Receipts are certificates of ownership issued by a

U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Bond Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Advisor to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

     L. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. No Fund will invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of such Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations-Fundamental" above).

     1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.   No  Fund  will  purchase  any  security  while  borrowings
(including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Funds will not purchase or sell puts, calls, options or straddles.

     5. Illiquid Investments. The Funds will not purchase securities for which there are legal or contractual restrictions on resale and other illiquid securities.


THE INVESTMENT ADVISOR

     The Advisor is StoneRidge Investment Partners, L.L.C., 7 Great Valley Parkway, Suite 290, Malvern, PA 19355. Joseph E. Stocke, CFA, Philip H. Brown II, CFA, Lester Rich, CFA, Daniel H. Cook, and Christopher Thorsheim are the controlling members of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: StoneRidge Equity Fund, 0.60%; StoneRidge Small Cap Growth Fund, 1.00%; StoneRidge Bond Fund, 0.40%. The Advisor has contractually agreed to waive fees and/or reimburse expenses through December 31, 2003 to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses) as follows: Equity Fund, 0.90 %; Small Cap Growth Fund, 1.25 %; Bond Fund, 0.65%.

      The following table describes the advisory fees paid to the Advisor by the Predecessor Funds for the last three fiscal periods.

==================================== =============================== ================================= =============================
                                          Fiscal Period Ended               Fiscal Year Ended              Fiscal Period Ended
         Predecessor Fund                   August 31, 2000                  August 31, 2001                 August 31, 2002
------------------------------------ ------------------------------- --------------------------------- -----------------------------
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Equity Fund1                                    $ 27,017                         $ 30,955                        $ 25,396
------------------------------------ ------------------------------- --------------------------------- -----------------------------
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Small Cap Growth Fund1                          $122,345                         $211,753                        $243,136
------------------------------------ ------------------------------- --------------------------------- -----------------------------
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Bond Fund2                                      $ 69,831                         $ 80,875                        $ 90,629
==================================== =============================== ================================= =============================
1  Commenced operations October 1, 1999.
2  Commenced operations October 13, 1999.


StoneRidge Equity

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest and extraordinary expenses) to maintain the Fund's total annual operating expenses at 0.90% of its average daily net assets. The Trustees reviewed the Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Predecessor Fund had not had any problems with the Advisor. He noted that the Predecessor Fund had underperformed the S&P 500 for the one-year period, but that the Predecessor Fund had outperformed the S&P 500 (before taxes) since its inception (October 1, 1999).

StoneRidge Small-Cap

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse the expenses (excluding brokerage commissions, taxes, interest and extraordinary expenses) to maintain the Fund's total annual operating expenses at 1.25% of its average daily net assets. The Trustees reviewed the Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Predecessor Fund had not had any problems with the Advisor. He noted that the Predecessor Fund had substantially outperformed the NASDAQ for the three-year period ended November 30, 2002, -16.8% versus the NASDAQ's -23% return.


StoneRidge Bond

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Adviser provide the Board with copies of the Adviser's most recent financial statements, a description of the Adviser's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Adviser's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The materials prepared by the Adviser were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest and extraordinary expenses) to maintain the Fund's total annual operating expenses at 0.65% of its average daily net assets. The Trustees reviewed the Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Predecessor Fund had not had any problems with the Advisor. He noted that the Predecessor Fund had underperformed the Lehman Intermediate Government Credit Index for the one-year period ended November 30, 2002, 6.5% v. 9.3% for the index.

     As a result  of their  considerations,  the  Trustees  determined  that the
proposed   Agreement  was  in  the  best   interests  of  the  Funds  and  their
shareholders.

     The Advisor retains the right to use the name "StoneRidge" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "StoneRidge" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                          Number of Portfolios in
                                Position(s) Held with the Fund Fund Complex1
Overseen
Name, Age and Address                      Complex1               Length of Time Served          by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Gary E. Hippenstiel                         Trustee                 Trustee of Unified               27
600 Jefferson Street                                                Series Trust since
Suite 350                                                             December 2002,
Houston, TX  77002                                                   AmeriPrime Funds
                                                                      since 1995 and
Year of Birth:  1947                                               AmeriPrime Advisors
                                                                  Trust since July 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Director,  Vice President and Chief Investment Officer of Legacy                        None
Trust Company since 1992.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Length of Time
Served Number of Portfolios in
    Name, Age and Address                  Complex1                                            Fund Complex1
                                                                                            Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Stephen A. Little                           Trustee                 Trustee of Unified               27
3647 Totem Lane                                                      Series Trust and
Indianapolis, IN 46208                                               AmeriPrime Funds
Year of Birth:  1946                                               since December 2002
                                                                      and AmeriPrime
                                                                   Advisors Trust since
                                  November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
President and founder, The Rose, Inc., a registered investment                          None
advisor, since April 1993.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                Position(s) Held with the Fund Number
ofPortfolios in
    Name, Age and Address                  Complex1               Length of Time Served    Fund Complex1 Overseen
                                                                                                 by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Daniel Condon                               Trustee                 Trustee of Unified               27
2385 The Woods Lane                                                  Series Trust and
Lexington, KY 40502                                                  AmeriPrime Funds
                                                                   since December 2002
Year of Birth:  1950                                                  and AmeriPrime
                                                                   Advisors Trust since
                                                                      November 2002
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Vice President and General Manager, International Crankshaft None Inc., an
automotive equipment manufacturing company, 1990 to present; Trustee, The
Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000.
----------------------------------------------------------------- -------------------------------------------------
 (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Trust was recently established in December 2002, and as a result, the Valuation Committee held no meetings during the year ended December 31, 2002.

     The Trust's audit committee consists of Mr. Little, Mr. Condon, and Mr. Hippenstiel. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The
Trust was recently established in December 2002, and as a result, the Audit Committee held no meetings during the year ended December 31, 2002

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Timothy Ashburn(2)             President, Secretary and Trustee   President and Secretary             27
1104 Buttonwood Court                                               since October 2002;
Lexington, KY  40515                                                 Trustee of Unified
                                                                     Series Trust since
Year of Birth: 1950                                                    October 2002,
                                                                    AmeriPrime Advisors
                                                                    Trust since November
                                                                    2002 and AmeriPrime
                                                                    Funds since December
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chairman  of Unified  Financial  Services,  Inc.  since 1989 and          Unified Financial Services, Inc.
Chief  Executive  Officer  from  1989 to 1992  and 1994 to April                     since 1989
2002;  President of Unified  Financial  Services  from  November
1997 to April 2000.
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
                                                                                             Number of Portfolios
   Name, Age and Address        Position(s) Held with the Fund     Length of Time Served       in Fund Complex1
                                           Complex1                                          Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Ronald C. Tritschler(3)                    Trustee                   Trustee of Unified               27
2361 Old Hickory Lane                                                 Series Trust and
Lexington, KY 40515                                                AmeriPrime Funds since
                                                                     December 2002 and
Year of Birth:  1952                                                AmeriPrime Advisors
                                                                    Trust since November
                                                                            2002
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Executive Officer,  Director and legal counsel of The Webb                        None
Companies,   a  national  real  estate  company,  from  2001  to
present;  Executive  Vice  President  and  Director  of The Webb
Companies from 1990 to 2000; Director,  The Lexington Bank, from
1998 to present;  Director, Vice President and legal counsel for
The  Traxx  Companies,  an owner  and  operator  of  convenience stores, from 1989 to present.
----------------------------------------------------------------- -------------------------------------------------
----------------------------- ----------------------------------- ------------------------- -----------------------

                               Position(s) Held with the Fund Length of Time
Served Number of Portfolios
   Name, Age and Address                   Complex1                                            in Fund Complex1
                                                                                             Overseen by Trustee
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------- ----------------------------------- ------------------------- -----------------------
Thomas G. Napurano              Treasurer and Chief Financial     Since December 2002 for            N/A
2424 Harrodsburg Road                      Officer                 Unified Series Trust;
Lexington, KY  40503                                               since October 2002 for
                                                                    AmeriPrime Funds and
Year of Birth:  1941                                                AmeriPrime Advisors
                                                                           Trust
----------------------------- ----------------------------------- ------------------------- -----------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                    Other Directorships Held by Trustee
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Chief Financial Officer and Executive Vice President of Unified                         N/A
Financial Services, Inc., the parent company of the Trust's
administrator and principal underwriter; member of the board of directors of Unified Financial Services, Inc. from 1989 to
March 2002.
----------------------------------------------------------------- -------------------------------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
                                                                                            Number of Portfolios
    Name, Age and Address        Position(s) Held with the Fund    Length of Time Served     in Fund Complex(1)
                                           Complex1                                          Overseen by Trustee
------------------------------ ---------------------------------- ----------------------- -------------------------
------------------------------ ---------------------------------- ----------------------- -------------------------
Carol Highsmith                       Assistant Secretary          Since November 2002              N/A
431 N. Pennsylvania St.                                             for Unified Series
Indianapolis, IN 46204                                             Trust and AmeriPrime
                                                                  Advisors Trust; since
Year of Birth:  1964                                                December 2002 for
                                                                     AmeriPrime Funds
------------------------------ ---------------------------------- ----------------------- -------------------------
----------------------------------------------------------------- -------------------------------------------------
           Principal Occupations During Past 5 Years                          Other Directorships Held
----------------------------------------------------------------- -------------------------------------------------
----------------------------------------------------------------- -------------------------------------------------
Employed by Unified Fund Services, Inc. (November 1994 to                               None
present); Vice President and Asst. Secretary of Lindbergh
Funds; Asst. Secretary of AmeriPrime Funds and AmeriPrime
Advisors Trust (October 2002 to present).

----------------------------------------------------------------- -------------------------------------------------
(1)The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.
(2)Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the
Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Fund.
(3)Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.


         The following table provides information regarding shares of the Predecessor Fund and other portfolios of the Fund Complex owned by each Trustee as of October 31, 2002.

   ------------------------------------ ------------------------------------- ---------------------------------------
                                                                                Aggregate Dollar Range of Shares of
                                                                                All Funds Within the Fund Complex(1)
                 Trustee                  Dollar Range of Predecessor Fund
                                                        Shares
   ------------------------------------ ------------------------------------- ---------------------------------------
   ------------------------------------ ------------------------------------- ---------------------------------------
   Gary E. Hippenstiel                                  None                                $1-$10,000
   ------------------------------------ ------------------------------------- ---------------------------------------
   ------------------------------------ ------------------------------------- ---------------------------------------
   Timothy L. Ashburn                                   None                                   None
   ------------------------------------ ------------------------------------- ---------------------------------------
   ------------------------------------ ------------------------------------- ---------------------------------------
   Ronald Tritschler                                    None                                   None
   ------------------------------------ ------------------------------------- ---------------------------------------
   ------------------------------------ ------------------------------------- ---------------------------------------
   Stephen Little                                       None                                   None
   ------------------------------------ ------------------------------------- ---------------------------------------
   ------------------------------------ ------------------------------------- ---------------------------------------
   Daniel Condon                                        None                                   None
   ------------------------------------ ------------------------------------- ---------------------------------------

(1) As of October 21, 2002, the terms "Fund Complex" refers to AmeriPrime Funds,
AmeriPrime Advisors Trust and the Trust.

     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the fiscal year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays its pro rata share of expenses based on the number of series in the Trust.

================================== ================== ======================= =================== ========================
                                       Aggregate      Pension or Retirement    Estimated Annual     Total Compensation
                                     Compensation      Benefits Accrued As      Benefits Upon       from Trust and Fund
      Independent Trustees            from Trust*     Part of Fund Expenses       Retirement              Complex
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Gary E. Hippenstiel, Trustee            $6,667                  $0                    $0                  $20,000
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Stephen A. Little, Trustee              $4,333                  $0                    $0                  $13,000
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Daniel Condon, Trustee                  $4,333                  $0                    $0                  $13,000
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
================================== ================== ======================= =================== ========================
                                       Aggregate      Pension or Retirement    Estimated Annual     Total Compensation
  Non-Independent Trustees and       Compensation      Benefits Accrued As      Benefits Upon       from Trust and Fund
            Officers                  from Trust*     Part of Fund Expenses       Retirement              Complex
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Timothy L. Ashburn, Trustee,            $3,667                  $0                    $0                  $11,000
President and Secretary
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Ronald C. Tritschler, Trustee           $3,667                  $0                    $0                  $11,000
================================== ================== ======================= =================== ========================



PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreement. The following table describes the brokerage transactions directed to brokers during the fiscal year ended August 31, 2002 of the Predecessor Funds due to research services provided to the Advisor.

========================================== ===================================== =====================================
                  Fund                            Amount of Transactions                Brokerage Commissions
------------------------------------------ ------------------------------------- -------------------------------------
------------------------------------------ ------------------------------------- -------------------------------------
Equity Fund                                             $1,937,385                              $4,721
------------------------------------------ ------------------------------------- -------------------------------------
------------------------------------------ ------------------------------------- -------------------------------------
Small Cap Growth Fund                                  $43,250,911                             $191,302
------------------------------------------ ------------------------------------- -------------------------------------
------------------------------------------ ------------------------------------- -------------------------------------
Bond Fund                                                   $0                                    $0
========================================== ===================================== =====================================

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When a Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolios because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

     The following table describes the brokerage commissions paid by the Predecessor Fund for the last three fiscal periods.

-------------------------------- ------------------------- ---------------------------- -----------------------------
                                   Fiscal Period Ended          Fiscal Year Ended            Fiscal Year Ended
             Fund                    August 31, 2000             August 31, 2001              August 31, 2002
-------------------------------- ------------------------- ---------------------------- -----------------------------
-------------------------------- ------------------------- ---------------------------- -----------------------------
Equity Fund1                             $19,142                     $18,270                      $10,293
-------------------------------- ------------------------- ---------------------------- -----------------------------
-------------------------------- ------------------------- ---------------------------- -----------------------------
Small Cap Growth Fund1                   $210,566                   $255,994                      $208,523
-------------------------------- ------------------------- ---------------------------- -----------------------------
-------------------------------- ------------------------- ---------------------------- -----------------------------
Bond Fund2                                $3,726                     $12,322                       $9,444
================================ ========================= ============================ =============================

1  Commenced Operations October 1, 1999.
2  Commenced Operations October 13, 1999.

     The Trust, the Advisor and the Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business ( the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Redemption In-Kind

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2002, the Bond Fund had capital loss carryforwards of $3,493, which will expire in 2010. As of August 31, 2002, the Equity Fund had capital loss carryforwards of $123,468, which will expire in 2010. As of August 31, 2002, the Small Cap Growth Fund had capital loss carryforwards of $830,625, which will expire in 2010.

INVESTMENT PERFORMANCE

     Each Fund may periodically advertise "average annual total return." "Average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    Yield = 2[(a-b/cd+1)6-1]
         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Predecessor Bond Fund's yield for the one month period ended August 31, 2002 was 2.04%.

     Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $1,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     The following table provides information regarding the StoneRidge Funds' performance (for the periods ended August 31, 2002).

----------------------------------------------------------------------------------------------------------------------
                             STONERIDGE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
                                                                     1 Year             Since Inception (10/01/99)
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return                                          -34.63%                     -13.08%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
                                                                     -35.71%                     -15.18%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
and Redemptions                                                      -22.08%                      -9.27%
------------------------------------------------------------- ---------------------- ---------------------------------
----------------------------------------------------------------------------------------------------------------------
                        STONERIDGE SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
                                                                     1 Year             Since Inception (10/01/99)
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return                                          -38.06%                     -12.75%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
                                                                     -38.06%                     -15.56%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
and Redemptions                                                      -24.71%                      -8.34%
------------------------------------------------------------- ---------------------- ---------------------------------
----------------------------------------------------------------------------------------------------------------------
                              STONERIDGE BOND FUND
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
                                                                     1 Year             Since Inception (10/13/99)
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return                                           2.00%                       6.30%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
                                                                     -0.29%                       3.89%
------------------------------------------------------------- ---------------------- ---------------------------------
------------------------------------------------------------- ---------------------- ---------------------------------
Average Annual Total Return After Taxes on Distributions
and Redemptions                                                      -0.76%                       3.86%
------------------------------------------------------------- ---------------------- ---------------------------------


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The  Funds  also  may  advertise  its  after-tax  performance  information.
After-tax   performance   information  is  calculated  on  pre-liquidation   and
post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1. Average Annual Total Return (After Taxes on Distributions):

         P(1+T)n = ATVd

         Where:   P        =      a hypothetical $1,000 initial investment
                  T        =      average annual total return (after taxes on
                                  distributions). n = number of years
                  ATVd            = ending value, after taxes on fund
                                  distribution but not after taxes on
                                  redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Funds have been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

         P(1+T)n = ATVdr

         Where:   P        =     a hypothetical $1,000 initial investment
                  T        =     average annual total return (after taxes on
                                 distributions). n = number of years
                  ATVdr          = ending value, after taxes on fund
                                 distributions and redemptions, at the end of the applicable period of the hypothetical
                                 $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Funds have been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

Status and Taxation of the Fund

     The Funds were organized as series of a business trust, but intend to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that they actually will so qualify. If the Funds qualify as a RIC, their dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Funds do qualify as a RIC but (in a particular tax year) distribute less than ninety-eight percent (98%) of their ordinary income and their capital gain net income (as the Code defines each such term), the Funds are subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Funds do not qualify as a RIC, their income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Funds.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Funds must, among other requirements:

o Derive at least ninety percent (90%) of their gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
o    Diversify their investments in securities within certain statutory limits;
     and
o Distribute annually to their shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) ninety-eight percent (98%) of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds' investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Funds realize in connection with the hedge. The Funds' income from options, futures, and forward contracts, in each case derived with respect to their business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Funds' distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent. Timothy L. Ashburn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services.

     In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.0300% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1667 per month for assets of $50 million).

     Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

     The following tables describe the fund accounting and administrative fees paid by each Predecessor Fund during the last two fiscal periods. Prior to October 12, 2000, the administrative fees were paid to AmeriPrime Financial Services, Inc., which merged with Unified on that date.


-------------------------------- ------------------------------------ ----------------------- -----------------------
                                           October 1, 1999
                                    (commencement of operations)        Fiscal Year Ended       Fiscal Year Ended
          Equity Fund                  through August 31, 2000           August 31, 2001         August 31, 2002
          -----------                  -----------------------           ---------------         ---------------

-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Fund Accounting Fees                           $11,700                       $22,724                 $21,100
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Administrative Fees                            $17,682                       $19,420                 $30,000
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Transfer Agency                                $18,112                       $22,125                 $18,945
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
                                           October 1, 1999
                                    (commencement of operations)        Fiscal Year Ended       Fiscal Year Ended
     Small Cap Growth Fund             through August 31, 2000           August 31, 2001         August 31, 2002
     ---------------------             -----------------------           ---------------         ---------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Fund Accounting Fees                           $15,000                       $28,635                 $30,282
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Administrative Fees                              $0                          $16,501                 $30,000
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Transfer Agency                                $18,057                       $21,699                 $51,290
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
                                           October 1, 1999
                                    (commencement of operations)        Fiscal Year Ended       Fiscal Year Ended
           Bond Fund                   through August 31, 2000           August 31, 2001         August 31, 2002
           ---------                   -----------------------           ---------------         ---------------

-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Fund Accounting Fees                           $16,500                       $26,267                 $30,033
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Administrative Fees                              $0                          $15,579                 $30,000
-------------------------------- ------------------------------------ ----------------------- -----------------------
-------------------------------- ------------------------------------ ----------------------- -----------------------
Transfer Agency                                $17,362                       $20,028                 $53,754
-------------------------------- ------------------------------------ ----------------------- -----------------------

ACCOUNTANTS

     The firm of McCurcdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy L. Ashburn, (a Trustee of the Trust) and Thomas G. Napurano, (an officer of the Trust) are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. Timothy Ashburn and Thomas Napurano, officers of the Trust are officers of Unified Financial Services, Inc. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Predecessor Funds' Annual Report to the shareholders for the period ended August 31, 2002. The Trust will provide the Annual Report without charge upon written request or request by telephone. The Trust's seed capital financial statements and independent auditor's report are included in this statement of additional information.